THE
                                     ROYCE
                                     FUNDS

              Value Investing in Small Companies For Over 20 Years






                               ROYCE VALUE TRUST
                             ROYCE MICRO-CAP TRUST
                               ROYCE GLOBAL TRUST


                                                         1997 Semi-Annual Report

A FEW WORDS ON CLOSED-END FUNDS
-------------------------------------------------------------------------------

            Royce & Associates manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Global Trust, a closed-end fund we began managing on November 1, 1996.


            A closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies determined by the fund's Board of Directors and approved by its stockholders. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial public offerings and periodic rights offerings. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.


^ A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN
  OPEN-END FUND STRUCTURE:


               * Since a closed-end fund does not issue redeemable securities nor offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

               * Not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who tend to buy stocks when prices are depressed and sell securities when prices are high.

               * A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce managed closed-end funds, which invest in small and micro-cap securities.

               * The fixed capital structure allows permanent leverage to be employed as a means for enhancing capital appreciation potential.

               * Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis.

            We believe that the closed-end fund structure is very suitable for the long-term investor. It is especially appropriate for the sophisticated investor who understands the benefits of a stable pool of capital.

-------------------------------------------------------------------------------
                           WHY DIVIDEND REINVESTMENT IS IMPORTANT

            A very important component of an investor's total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in the Fund. To get a fair idea of the impact of reinvested distributions on Royce Value Trust's (RVT) stockholder returns, please see the chart on page 8. For additional information on the Funds' Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 15.
-------------------------------------------------------------------------------

SEMI-ANNUAL REPORT REFERENCE GUIDE

ROYCE VALUE TRUST'S MARKET PRICE TOTAL RETURN WAS UP OVER
209% FOR THE LAST 10 YEARS.                                                   8

ROYCE VALUE TRUST HAS OUTPERFORMED THE RUSSELL 2000 ON BOTH
AN ABSOLUTE AND A RISK-ADJUSTED BASIS OVER THE LAST TEN YEARS.                8

ROYCE MICRO-CAP TRUST HAS PROVIDED A 16.2% NAV AVERAGE
ANNUAL TOTAL RETURN SINCE ITS INCEPTION.                                     10

ROYCE MICRO-CAP TRUST HAS OUTPERFORMED THE RUSSELL 2000 ON
BOTH AN ABSOLUTE AND A RISK-ADJUSTED BASIS SINCE ITS INCEPTION
(12/14/93).                                                                  10

ROYCE GLOBAL TRUST IS UP 20.5% ON A NAV BASIS SINCE WE
ASSUMED INVESTMENT MANAGEMENT ON NOVEMBER 1, 1996.                           12

ROYCE GLOBAL TRUST'S OFFICERS PURCHASED 63,700 SHARES DURING
THE SECOND QUARTER AND NOW OWN 600,300 SHARES OR 7.5% OF
THE OUTSTANDING STOCK OF THE FUND.                                           12

POSTSCRIPT: ALL THAT JAZZ.                                    INSIDE BACK COVER

SCHEDULES OF INVESTMENTS AND FINANCIAL STATEMENTS.                SEE ENCLOSURE


                             NOTEWORTHY DEVELOPMENTS

On August 7, 1997, ROYCE VALUE TRUST announced a quarterly distribution policy targeted at 9% per annum on the Fund's Common Stock.

On July 2, 1997, ROYCE MICRO-CAP TRUST issued 1,600,000 shares of its 7.75% Preferred Stock at $25 per share through Smith Barney and PaineWebber. This was the second such offering for Royce closed-end funds, with Royce Value Trust having issued 2,400,000 shares of its 8% Preferred Stock at $25 per share in August 1996 through underwriters led by Morgan Stanley.

On August 20, 1997, ROYCE GLOBAL TRUST'S Board authorized a similar offering of 800,000 shares of preferred stock at $25 per share through Smith Barney. The Fund expects to proceed with the offering early this fall.

Royce will waive the portion of its investment advisery fee attributable to a Fund's issuance of preferred stock for any month when the Fund's average annual total return from the date of original issue fails to exceed the preferred stock annual dividend rate.

--------------------------------------------------------------------------------
NAV PERFORMANCE RESULTS
                                       Year-To-Date                     Since
Fund (Inception)                          Return          1-Year      Inception
----------------                       -----------------------------------------
Royce Value Trust (11/26/86)               13.1%           22.3%        13.3%
--------------------------------------------------------------------------------
Royce Micro-Cap Trust (12/14/93)           11.9%           17.6%        16.2%
--------------------------------------------------------------------------------
Royce Global Trust (11/1/96)*              15.2%            N/A         20.5%**
--------------------------------------------------------------------------------

               *Date Royce & Assoc. assumed investment management
                                ** Not annualized

LETTER TO OUR STOCKHOLDERS

[Photo of Charles M. Royce]
Charles M. Royce, President

[SIDEBAR]
The small-cap world has evolved dramatically during the last ten to fifteen years, especially in terms of capitalization. When we began managing money in the early '70's, small-cap was a much less efficient sector; but today, all that has changed. The small-cap market now behaves more like the large-cap market.

Small and micro-cap are distinct markets, which require distinct strategies. The idea of two distinct markets inside small-cap is one that we believe will be the party line in another half dozen years.
[END SIDEBAR]

[Drawing of father in conversation with child]


Drawing by Weber; Copyright 1997
The New Yorker Magazine, Inc.

BIGGER WAS BETTER . . .

              In light of 1997's results to date, investors in small-cap funds are probably asking similar questions to that posed in the cartoon. Performance in the first six months resembled that of the last half of 1996. Investors' preference for easy-to-trade securities enabled larger, more well-known stocks to perform better, even within the small-cap universe.

              After a sluggish start, small-cap securities came roaring back in the second quarter, posting their best results since 1991. They, however, still trailed their large company counterparts, which provided impressive second quarter results to go along with their solid early 1997 returns. For the first six months, the Russell 2000 Index of small company stocks was up 10.2% versus a gain of 20.6% for the large-cap oriented S&P 500 Index. The disparity between large and small-cap is even more dramatic for the one-year period ended June 30, 1997: 34.7% for the S&P 500 versus 16.3% for the Russell 2000. In fact, this is the widest margin of outperformance by the S&P 500 since the Russell 2000's inception in 1979. COINCIDENTALLY, THE PREVIOUS TWO PERIODS OF SUBSTANTIAL SMALL-CAP, ONE-YEAR UNDERPERFORMANCE (APRIL '87 AND MAY '90) OCCURRED JUST PRIOR TO THE LAST TWO GENERAL MARKET DECLINES. Although periods of large-cap dominance are not unusual, the magnitude of the current outperformance is almost unprecedented. Over the last three and one-half calendar years, the S&P 500 has provided a 23.1% average annual total return versus 14.8% for the Russell 2000.

              While not matching the S&P 500, recent small-cap returns, as measured by the Russell 2000, are excellent in both the absolute and the historical contexts. It is hard to imagine how anyone who invested in a sector that produced average annual total returns for the one, five, ten and fifteen-year periods of 16.3%, 17.9%, 11.1% and 15.1%, respectively, would be disappointed. It is only through the lens of relative performance that one can find fault.

2  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

 ...AND SO WAS VALUE

              Over the last twelve months, small-cap investors experienced greater volatility than in recent years. Increased volatility tends to benefit value investing, as evidenced by year-to-date and one-year performance results. Despite strong returns in May for growth stocks within the Russell 2000, sparked by a decline in interest rates in mid-April, value stocks within the small-cap index retained the performance edge that began in the second half of 1996. Through the first six months of 1997, the Russell 2000 Value Index was up 14.8% versus a gain of 5.2% for the Russell 2000 Growth Index. This performance disparity is even more evident when reviewing the last twelve months. We believe that the higher level of volatility will continue within the small-cap sector. This favors our value approach, which takes advantage of price fluctuations.

              WE ARE PLEASED TO REPORT SOLID ABSOLUTE AND RELATIVE SIX AND TWELVE-MONTH RESULTS. FOR A COMPLETE DISCUSSION OF HOW WE DID, INCLUDING BOTH PERFORMANCE AND PORTFOLIO DIAGNOSTICS, PLEASE SEE PAGES 8-13.


SMALL-CAP AIN'T WHAT IT USED TO BE

              It has been documented by Ibbotson and Associates that small-cap companies have outperformed their larger counterparts by approximately 2% annually, on average, since 1926. This performance premium is known as the "small-cap effect." While this is not an every year occurrence and 2% per annum may not seem like much, the results are eye-popping when one compounds this differential over the last 70 years! Even though this performance rule of thumb is generally accepted, we believe that it can be misleading. The index utilized to calculate the small-cap effect includes only the "smallest" of small-cap companies, those in the 9th and 10th deciles of market capitalization. Today, this roughly equates to companies under $300 million in market capitalization. In contrast, the world has generally redefined small-cap to include companies under $1 billion. WHAT HAS BEEN LABELED A SMALL-CAP EFFECT SHOULD IN FACT NOW BE VIEWED AS A MICRO-CAP PHENOMENON. This has important implications for all investors.

              The case for two distinct markets--small and micro-cap--is apparent in other ways as well. The annual rebalancing of the Russell 2000 in June produced an estimated 30% increase in the index's weighted average market cap ($609 million versus $468 million at 6/30/96), and for the second year in a row, no companies with market caps below $100 million were included in the reconstituted index. Also, according to Morningstar, there are now over 500 small-cap mutual funds, totaling approximately $100 billion in assets. AS THE WORLD GETS SMALLER, SMALL-CAP STOCKS ARE GETTING BIGGER, AND MICRO-CAP STOCKS ARE GETTING MORE INTERESTING.

NO SMOKE, NO MIRRORS

              Just recently, one of our children asked a question that parents often hear, "WHAT EXACTLY DO YOU DO?" This question is posed to us frequently by shareholders and investment advisers as well, and it often leads to more questions. We thought it would be useful to employ a "Q and A" format to communicate our core beliefs, which have been developed over the last 25 years, principally by Chuck Royce.

[drawing of a man speaking to boy]
Copyright 1997 John M. Melton

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  3

[SIDEBAR]
Within the small-cap market ($300 million to $1 billion), we utilize a concentrated approach. We focus our efforts on identifying those forty to fifty companies that we believe will give us the absolute best performance in this slightly more efficient area.

The micro-cap area (below $300 million) is really what the small-cap area was twenty years ago, in that these stocks represent the last frontier of domestic equity opportunity. We use a diversified approach because of liquidity constraints and the higher-than-usual volatility in this sector. [END SIDEBAR]

[BEGIN PULL QUOTE]
 . . . an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.
[END PULL QUOTE]

              In the exchange that follows, Whitney George and Jack Fockler discuss some of these tenets. Whitney joined our firm six years ago as a "maitre d'" serving on the front line of our investment activity. Whitney's talent and steady contributions have enabled him to move to chef status as a portfolio manager in our "restaurant." Jack joined us eight years ago primarily working with clients. Jack's and Whitney's responsibilities have expanded into a central role; both are now managing directors. We hope this helps you become more familiar with our investment philosophy.

WHAT DO YOU LOOK FOR IN A COMPANY? Essentially, we are interested in three things--strong balance sheets, strong evidence of success and strong prospects. Small and micro-cap entities can be very fragile; and, as a result, we look for companies that can survive during times that are difficult for their products or their particular industry as a whole. We maintain primary focus on internal returns: namely, return on assets and return on invested capital. Both measures provide a deeper insight into a company's health. In essence, we seek growing businesses that produce free cash flow.

IS A COMPANY'S ANNUAL REPORT WORTH READING? One of the most important and under appreciated sources of information is the annual report. We are enthusiastic and diligent readers of annual reports and not just for the numbers. We look for the obvious and the not-so-obvious signals that a CEO or Chairman is sending in the various discussions. We look at what is being said and not said, and compare what we find to previous years' reports. Dog-eared annual reports are our standard.

DO YOU CONSIDER THE QUANTITATIVE OR QUALITATIVE ASPECTS OF YOUR RESEARCH TO BE THE MOST IMPORTANT? While quantitative research remains the cornerstone of our process, it is the qualitative aspects that take on an increasingly important role. Information is readily available to everyone, so being the fastest reader or collector of documents no longer affords the advantage it once did. The non-quantitative effort is where we add value, and it is also the most fun.

WHAT DO YOU WANT TO ACCOMPLISH WHEN YOU MEET WITH COMPANY MANAGEMENT TEAMS? We listen carefully to their plans, aspirations and dreams for the business. The research process begins as we assess their credibility and that of their plans. As careful investors, we must be able to trust management.

HOW DO YOU CONFIRM THEIR ASPIRATIONS AND DREAMS? Management meetings are just a starting point. It's very important to be able to validate what we have been told. We

[BEGIN PULL QUOTE]
One of the most important and under appreciated sources of information is the annual report.
[END PULL QUOTE]


4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 do this through an organized and intensive process that includes interviewing a company's customers, competitors and suppliers. This "detective work" universally is not done on Wall Street.

ARE THERE CERTAIN STANDARDS THAT YOU LOOK FOR WHEN YOU TALK TO MANAGEMENT? Honesty is paramount, both in actions and thought processes. We try to understand motivations and make certain management's intentions are consistent with ours. We look for confirmation of integrity in all corporate actions. We spend considerable time reviewing proxies for conflicts and governance issues that others often gloss over.

HOW DO YOU FIND NEW IDEAS FOR THE PORTFOLIOS? We are open-minded and non-discriminating about how new ideas find their way into the firm. We think of ourselves as "shop-a-holics" when it comes to finding a new name, and we are prepared to talk to anyone or look anywhere to learn about an idea. This means shopping at Wall Street "supermarkets," regional firms and research boutiques. We even go to "garage sales" where there is no analytical coverage. But, at the end of the day, we are exceptionally discriminating about our purchases.

DO YOU INVEST IN INITIAL PUBLIC OFFERINGS (IPOS)? We do significant analyses of IPOs, although this does not necessarily mean that we are significant investors. While IPOs represent a wonderful source of new ideas, our interest in them tends to be six to eighteen months following the initial offering, when the prices are more to our liking.

DO YOU INVEST IN TECHNOLOGY STOCKS? While we believe the technology sector is a vibrant and important part of our economy, we view the investment opportunity somewhat differently. Most of the attention in this sector is on cutting-edge companies. While this is an exciting and potentially rewarding area, it is also very difficult. These companies tend to be consumers, not producers, of cash, and it's hard for us to feel comfortable that the financial characteristics we are looking for will be in place five years from now. Our preferred type of technology investment, while not on the front line, is able to deliver comparable growth without the inherent risk. Electronics distributors are a good example of a low-risk way to participate in what has historically been a high-risk sector.

HOW DIFFICULT IS IT TO KEEP TRACK OF NAMES IN THE PORTFOLIOS? It is not as big a project as one might think. The business world does not change as rapidly as the stock market. While a company's stock price may change daily, earnings are only reported quarterly, and the balance sheet evolves even more slowly. We combine a running evaluation of these slower developments with a very disciplined and rigorous tracking process that continually focuses on the relationship of "private worth" to market price.

[BEGIN PULL QUOTE]
We spend considerable time reviewing proxies for conflicts and governance issues that others often gloss over.
{END PULL QUOTE]

[BEGIN PULL QUOTE]
While IPOs represent a wonderful source of new ideas, our interest in them tends to be six to eighteen months following the initial offering, when the prices are more to our liking.
[END PULL QUOTE]

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  5

[SIDEBAR]
Value works because markets are cyclical. We think of ourselves as risk managers. It is not a fruitful idea to focus only on risk.

We're committed to the idea of finding stocks that we believe can double in value over approximately a four-year time frame while keeping risk levels relatively low.
[END SIDEBAR]

HOW DO ROYCE ANALYSTS INTERACT WITH THE PORTFOLIO MANAGERS? We sit together in an open environment that encourages constant dialogue; there are no offices in which to hide. Our analysts generally work together in teams; multiple eyes reduce nearsightedness. They are not industry specialists, but generalists. This is in contrast to most firms, which organize their research effort around specific industries and designate analysts to cover narrow niches. The problem with industry analysts is that they tend to fall in love with their sectors.

              We want our analysts to be able to recognize good companies, regardless of sector. We require written records of our thought processes; this minimizes the human tendency to reinvent a story as circumstances change.

HOW IMPORTANT IS TRADING EXECUTION? Execution is critical to successful small-cap investing because costs are higher than in the large-cap market. Indeed, spreads of 5% or more between a stock's bid and ask price are not uncommon. Daily trading volume is often low, demanding significant patience on the part of the trader/buyer. Many a good large-cap manager who ventures into the small and micro-cap universes becomes immediately frustrated by the trading nuances of the sector. We work hard at this part of our business and believe that our 20+ years of experience give us an edge.

HOW DO YOU WEIGH YOUR OWN EVALUATIONS VERSUS THOSE OF OUTSIDE ANALYSTS? It's only through doing your own work that you're able to develop confidence and conviction. Much of Wall Street's research is directed toward those companies that provide opportunities for making money through trading or investment banking. While we use outside research, it is for general context purposes only.

WHAT HAPPENS WHEN A STOCK THAT YOU LIKE GOES DOWN IN PRICE? This gives us a reason to go back and review the work to gain an understanding as to why the stock has declined. If we find we have missed something, then we re-evaluate how bad the situation is and how much is already reflected in the price. Hopefully, the outcome is higher conviction coinciding with a more attractive purchase price. We are not afraid to average down (buy more shares at lower prices) when our conviction level is in place.

HOW DOES ONE AVOID UNDERPERFORMANCE? It's not clear that one can avoid underperformance in the short-run because the greatest opportunities come when conditions are at their worst. We try to address this by being realistic in terms of our holding period, which is generally four years on average, and by

[BEGIN PULL QUOTE]
Our analysts generally work together in teams; multiple eyes reduce nearsightedness.
[END PULL QUOTE]

[BEGIN PULL QUOTE]
It's only through doing your own work that you're able to develop confidence and conviction.
[END PULL QUOTE]


6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 recognizing that this year's poor performer may be the stock that everyone wants to own several years later. Stock selection and performance are not related in the short-term.

WHAT SHOULD BE EXPECTED FROM AN INVESTMENT MANAGER? Investors should look for a return that is reasonable and an approach that stresses absolute, not relative, performance goals. Although relative performance comparisons are useful, they should not drive the evaluation process; you cannot eat from the table of relative performance. We also think managers should communicate openly, sharing their successes, failures and expectations with their investors.

[Drawing of The Road Ahead]
Copyright 1997 John M. Melton

[Photo of Fockler, George, Royce]
Jack Fockler, Whitney George, Chuck Royce

THE ROAD AHEAD

              While the last two and one-half calendar years have produced only one down quarter for small-cap stocks, there is plenty of evidence to suggest the road ahead will be different. Since May '96 volatility has been higher in the small and micro-cap sectors, usually a prelude to lower returns. We believe that active management and a value orientation are especially appropriate in this more volatile environment. Although large-cap stocks have been market leaders for over three years, we do not believe that this is a permanent condition. The market's preference for large and liquid securities will run its course as it has before.

              Although absolute returns for the market are likely to diminish following this extraordinary return period, we remain excited about near and long-term prospects for our risk-averse style of investing. Your continued confidence is appreciated.

Sincerely,



/s/ Charles M. Royce       /s/ W. Whitney George       /s/ Jack E. Fockler, Jr.
    Charles M. Royce           W. Whitney George           Jack E. Fockler, Jr.
      President                 Vice President                Vice President


July 25, 1997


-------------------------------------------------------------------------------
We want to pay tribute to our friend and colleague, Tom Ebright, who passed away on July 14, 1997. For over sixteen years, Tom was a substantial contributor and valued partner of our firm. He is survived by his wife, Joyce, his two daughters, Jennifer and Ellen, and many shareholders and friends who knew and loved Tom.
-------------------------------------------------------------------------------


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  7

ROYCE VALUE TRUST
--------------------------------------------------------------------------------

[SIDEBAR]
WHAT WE DO ROYCE VALUE TRUST ("RVT") is a closed-end fund that invests primarily in small and micro-cap companies using a disciplined value approach.

HOW WE DID ROYCE VALUE TRUST combined a solid first quarter start with a strong second quarter showing to conclude the first six months of 1997 up 13.1% on a NAV basis. This compares to returns of 10.2% and 11.6% for the small-cap oriented Russell 2000 and S&P 600, respectively. RVT also enjoyed a NAV performance edge over both indices in the one-year period (22.3% vs. 16.3% and 21.7%) as well. The Fund, with $497 million in assets, is the largest and oldest small-cap value closed-end fund. Average annual NAV total return for the 10+ years that we have managed the Fund was 13.3%, ahead of both the Russell 2000 (12.4%) and the S&P 600 (11.3%), respectively.

Since the small-cap sector has always been more volatile, we believe that paying attention to risk is critical to delivering above average, long-term returns. Risk is typically evaluated in terms of uncertainty, which measures fund volatility through standard deviation and beta, and also in terms of possibility of loss, which measures actual down market performance. RVT's risk-averse orientation has resulted in low risk rankings and superior NAV down market performance versus small-cap indices.
[END SIDEBAR]

NAV
TOTAL RETURNS
THROUGH 6/30/97
====================================
1997 (through 6/30)           13.1%
------------------------------------
1-Year                        22.3%
------------------------------------
3-Year Average Annual         18.3%
------------------------------------
5-Year Average Annual         16.8%
------------------------------------
10-Year Average Annual        13.0%
------------------------------------
Since Inception*              13.3%
Average Annual
------------------------------------

*Inception date was 11/26/86.


DOWN MARKET
PERFORMANCE
COMPARISON
(ALL DOWN PERIODS OF 7.5% OR GREATER)
IN PERCENTAGES (%)
[BAR GRAPH]

================================================
                     RVT (NAV)     Russell 2000
8/25/87 -
10/28/87              -26.6          -39.2
------------------------------------------------
10/9/89 -
10/30/90              -22.0          -34.3
------------------------------------------------
2/12/92 -
7/8/92                 -2.1          -12.6
------------------------------------------------
3/18/94 -
12/9/94                -5.3          -13.3
------------------------------------------------
5/22/96 -
7/24/96                -6.6          -15.6
------------------------------------------------
1/22/97 -
4/25/97                -3.1           -9.2
------------------------------------------------

Royce Value Trust's risk-averse investment orientation has resulted in strong relative returns in down markets.

[ ] RVT (NAV)
[ ] Russell 2000

RISK/RETURN COMPARISON
TEN-YEAR PERIOD ENDED 6/30/97

                  Average Annual     Standard
                   Total Return      Deviation    RUR
========================================================
RVT (NAV)              13.0%          12.2        1.07
--------------------------------------------------------
S&P 600                10.7%          18.1        0.59
--------------------------------------------------------
Russell 2000           11.1%          18.1        0.62
--------------------------------------------------------

                   Over the last ten years, ROYCE VALUE TRUST
                          HAS OUTPERFORMED THE S&P 600
                            AND RUSSELL 2000 on BOTH
                     an absolute and a risk-adjusted basis.


RVT Market Price - Actual vs. Adjusted*

        Mkt Price Total Returns
        From Incept. = 190.1%
            10 Years = 209.5%
             5 Years =  93.4%
             3 Years =  51.4%

[LINE CHART]

            Actual     Adjusted                 Actual   Adjusted                    Actual   Adjusted
            Market      Market                  Market    Market                     Market    Market
             Price      Price                   Price    Price                       Price    Price
=======================================================================================================
11/26/86      10.00      10.00     6/30/90       9.63     11.61          3/31/94        12.25     19.16
12/31/86       9.88       9.88     9/30/90       7.88      9.53          6/30/94        12.25     19.16
 3/31/87       9.63       9.63    12/31/90       8.13     10.23          9/30/94        12.00     18.76
 6/30/87       9.38       9.37     3/31/91      10.38     13.05         12/31/94        11.00     19.00
 9/30/87       9.25       9.25     6/30/91      10.00     12.58          3/31/95        11.38     19.65
12/31/87       6.75       7.26     9/30/91       9.88     12.46          6/30/95        12.00     20.73
 3/31/88       8.13       8.73    12/31/91      10.38     13.83          9/30/95        13.50     23.33
 6/30/88       8.63       9.27     3/31/92      11.50     15.33         12/31/95        11.88     22.91
 9/30/88       8.88       9.54     6/30/92      11.25     15.00          3/31/96        12.25     23.63
12/31/88       8.13       9.25     9/30/92      11.38     15.19          6/30/96        12.38     23.87
 3/31/89       8.88      10.10    12/31/92      12.25     17.54          9/30/96        12.63     24.35
 6/30/89       9.25      10.53     3/31/93      13.00     18.61         12/31/96        12.63     26.64
 9/30/89       9.63      10.99     6/30/93      13.13     18.79          3/31/97        11.75     24.79
12/31/89       9.50      11.46     9/30/93      13.75     19.75          6/30/97       $13.75    $29.01
 3/31/90      $9.25     $11.16    12/31/93     $12.88    $20.13

---------------------------------

[RULE] Actual Market Price                         [RULE] Adjusted Market Price

*Reflects market price total return experience of a continuous shareholder who reinvested all distribution and fully participated in primary rights offerings. This graph illustrates the market price change from IPO of $10 per share on 11/26/86.

     THE REGULAR REINVESTMENT OF DISTRIBUTIONS HAS HAD A SIGNIFICANT
                         IMPACT ON STOCKHOLDER RETURNS.

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PORTFOLIO
DIAGNOSTICS
============================================
Median Market Cap              $298 million
--------------------------------------------
Weighted Average P/E Ratio            15.5x
--------------------------------------------
Weighted Average P/B Ratio             1.6x
--------------------------------------------
Weighted Average Yield                 1.2%
--------------------------------------------
Net Assets                     $497 million
--------------------------------------------
Turnover Rate                           12%
--------------------------------------------
Net Leverage                            10%
--------------------------------------------
Symbol                                  RVT
--------------------------------------------

The Fund's P/E and P/B ratios remained low.


TOP TEN
POSITIONS
% OF NET ASSETS
============================================
1.  Stanhome                             1.2
--------------------------------------------
2.  Wesco Financial                      1.2
--------------------------------------------
3.  PXRE Corporation                     1.1
--------------------------------------------
4.  Marshall Industries                  1.0
--------------------------------------------
5.  MacDermid                            1.0
--------------------------------------------
6.  Florida Rock Industries              1.0
--------------------------------------------
7.  Trenwick Group                       1.0
--------------------------------------------
8.  Ash Grove Cement Company Cl. B       0.9
--------------------------------------------
9.  Woodward Governor Company            0.9
--------------------------------------------
10. Alleghany Corporation                0.9
--------------------------------------------


PORTFOLIO INDUSTRY
BREAKDOWN
% OF NET ASSETS*
============================================
Industrial Products                       23
--------------------------------------------
Financial Intermediaries                  17
--------------------------------------------
Consumer Products                         16
--------------------------------------------
Industrial Services                       13
--------------------------------------------
Technology                                 8
--------------------------------------------
Financial Services                         7
--------------------------------------------
Retail                                     5
--------------------------------------------
Natural Resources                          4
--------------------------------------------
Consumer Services                          4
--------------------------------------------
Health                                     3
--------------------------------------------

*Excludes cash and cash equivalents.


GOOD IDEAS THAT WORKED
============================================
                              REALIZED AND
SECURITY                    UNREALIZED GAIN
--------------------------------------------
Wesco Financial                $2,746,152
--------------------------------------------
MacDermid                       2,115,514
--------------------------------------------
Merrill Corporation             1,334,825
--------------------------------------------
Electroglas                     1,168,757
--------------------------------------------
Rykoff-Sexton                   1,105,509
--------------------------------------------

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

GOOD IDEAS AT THE TIME
============================================
                              REALIZED AND
SECURITY                    UNREALIZED LOSS
--------------------------------------------
Midwest Grain Products            $708,363
--------------------------------------------
The Rival Company                  654,194
--------------------------------------------
Farmer Bros.                       552,097
--------------------------------------------
Lifetime Hoan Corporation          410,844
--------------------------------------------
Catherines Stores Corporation      371,700
--------------------------------------------

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997 | 9

ROYCE MICRO-CAP TRUST
--------------------------------------------------------------------------------

[SIDEBAR]
WHAT WE DO ROYCE MICRO-CAP TRUST ("OTCM") is a closed-end fund that uses a disciplined value approach to invest primarily in companies with market capitalizations below $300 million. The buying opportunities in this sector have more potential for higher returns than any other in the domestic equity market due to limited institutional attention and research coverage.

HOW WE DID After more than holding its own in the difficult first quarter, ROYCE MICRO-CAP TRUST enjoyed a strong second quarter and finished the first half up 11.9% on a NAV basis. This compares to a 10.2% total return for the Russell 2000 index of small-cap companies for the same time period. OTCM also enjoyed a NAV performance edge over this small-cap index in the one-year (17.6% vs. 16.3%) and since inception (16.2% vs. 15.7%) periods as well. The Fund, with $128 million in net assets at June 30, remains the only closed-end micro-cap fund.

     We strongly believe that managing risk is a key component to delivering above average returns in this volatile sector of the small cap market. Risk is typically evaluated in terms of uncertainty, which measures fund volatility through standard deviation and beta, and also in terms of possibility of loss, which measures actual down market performance. Royce Micro-Cap Trust's risk-averse orientation has resulted in low risk rankings and solid down market performance versus the Russell 2000.

     On July 2, 1997, the Fund issued 1,600,000 shares of 7.75% Cumulative Preferred Stock, at $25 per share. The shares are listed on the American Stock Exchange and began trading on July 10th. A prospectus is available by calling the Fund's office at (800) 221-4268.
[END SIDEBAR]

NAV
TOTAL RETURNS
THROUGH 6/30/97
============================================
1997 (through 6/30)                    11.9%
--------------------------------------------
1-Year                                 17.6%
--------------------------------------------
3-Year Average Annual                  18.9%
--------------------------------------------
Since Inception (12/14/93)             16.2%
Average Annual
--------------------------------------------



DOWN MARKET
PERFORMANCE
COMPARISON
(ALL DOWN PERIODS OF 7.5% OR GREATER)
IN PERCENTAGES (%)
[BAR GRAPH]

==========================================
          Royce Micro-Cap     Russell 2000
2/12/92 -
7/8/92         -1.5              -12.6
------------------------------------------
3/18/94 -
12/9/94        -4.4              -13.3
------------------------------------------
5/22/96 -
7/24/96        -8.7              -15.6
------------------------------------------
1/22/97 -
4/25/97        -5.1               -9.2
------------------------------------------

Royce Micro-Cap's risk-averse investment orientation has resulted in strong relative returns in down markets.

[ ] Royce Micro-Cap
[ ] Russell 2000

RISK/RETURN COMPARISON
FROM INCEPTION (12/14/93) THROUGH 6/30/97

                Average Annual      Standard
                Total Return        Deviation     RUR
=======================================================
OTCM (NAV)         16.2%               8.6        1.89
-------------------------------------------------------
Russell 2000       15.7%              13.1        1.20
-------------------------------------------------------


                   Since its inception, ROYCE MICRO-CAP TRUST
                        HAS OUTPERFORMED THE RUSSELL 2000
                               on BOTH an absolute
                           and a risk-adjusted basis.


      OTCM Market Price - Actual vs. Adjusted*

              Mkt Price Total Returns
              From Incept. = 41.2%
                   3 Years = 56.8%
                   1 Year  = 15.3%

[LINE CHART]

                Actual    Adjusted
                Market     Market
                Price      Price
==================================
12/14/93        7.50     7.50
                6.50     6.50
 6/30/94        6.75     6.75
                7.00     7.00
12/31/94        7.00     7.11
                6.88     6.98
 6/30/95        7.38     7.49
                8.38     8.51
12/31/95        8.00     8.52
                7.75     8.25
 6/30/96        8.63     9.18
                8.00     8.52
12/31/96        8.25     9.71
                7.63     8.97
 6/30/97        9.00    10.59
----------------------------------

[RULE] Actual Market Price            [RULE] Adjusted Market Price

*Reflects market price total return experience of a continuous shareholder who reinvested all distribution and fully participated in the 1994 rights offering. This graph illustrates the market price change from IPO of $7.50 per share on 12/14/93.

     THE REGULAR REINVESTMENT OF DISTRIBUTIONS HAS HAD A SIGNIFICANT IMPACT
                            ON STOCKHOLDER RETURNS.


10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                 PERFORMANCE & PORTFOLIO REVIEW
-------------------------------------------------------------------------------

PORTFOLIO
DIAGNOSTICS
============================================
Median Market Cap               $146 million
--------------------------------------------
Weighted Average P/E Ratio             14.3x
--------------------------------------------
Weighted Average P/B Ratio              1.6x
--------------------------------------------
Weighted Average Yield                  1.1%
--------------------------------------------
Net Assets                      $128 million
--------------------------------------------
Turnover Rate                            18%
--------------------------------------------
Symbol                                  OTCM
--------------------------------------------

The Fund's P/E and P/B ratios remained low.

TOP TEN
POSITIONS
% OF NET ASSETS
============================================
1.  Matthews International Cl. A         1.5
--------------------------------------------
2.  PXRE Corporation                     1.5
--------------------------------------------
3.  Florida Rock Industries              1.5
--------------------------------------------
4.  Chemfab Corporation                  1.3
--------------------------------------------
5.  Duff & Phelps Credit Rating          1.3
--------------------------------------------
6.  New England Business Service         1.2
--------------------------------------------
7.  Sevenson Environmental Services      1.2
--------------------------------------------
8.  Velcro Industries                    1.2
--------------------------------------------
9.  Simpson Manufacturing Co.            1.2
--------------------------------------------
10. Bassett Furniture Industries         1.2
--------------------------------------------

PORTFOLIO INDUSTRY
BREAKDOWN
% OF NET ASSETS*
============================================
Industrial Products                       24
--------------------------------------------
Consumer Products                         21
--------------------------------------------
Industrial Services                       14
--------------------------------------------
Technology                                12
--------------------------------------------
Financial Intermediaries                  12
--------------------------------------------
Financial Services                         6
--------------------------------------------
Retail                                     6
--------------------------------------------
Natural Resources                          3
--------------------------------------------
Consumer Services                          2
--------------------------------------------
Health                                     1
--------------------------------------------

*Excludes cash and cash equivalents.

GOOD IDEAS THAT WORKED
============================================
                              REALIZED AND
SECURITY                    UNREALIZED GAIN
--------------------------------------------
Willbros Group                     $592,076
--------------------------------------------
Chemfab Corporation                 564,900
--------------------------------------------
Weyco Group                         533,250
--------------------------------------------
Matthews International Cl. A        437,250
--------------------------------------------
Oshkosh B'Gosh Cl. A                432,267
--------------------------------------------

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of long-term investment decisions. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

GOOD IDEAS AT THE TIME
============================================
                              REALIZED AND
SECURITY                    UNREALIZED LOSS
--------------------------------------------
Rush Enterprises                   $383,875
--------------------------------------------
Catherines Stores Corporation       257,950
--------------------------------------------
Guy F. Atkinson Company             237,725
--------------------------------------------
Lifetime Hoan Corporation           231,923
--------------------------------------------
The Rival Company                   224,634
--------------------------------------------

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   | 11

ROYCE GLOBAL TRUST
-------------------------------------------------------------------------------

[SIDEBAR]
WHAT WE DO ROYCE GLOBAL TRUST ("RGT") is a closed-end fund that invests primarily in a limited number of domestic and foreign companies, selected using a value approach. While it is not restricted as to stock market capitalization, Royce focuses the Fund's investments primarily in small-cap companies with significant business activities in the United States. Normally, at least 65% of the assets will be invested in the securities of companies of at least three countries, including the United States.

HOW WE DID ROYCE GLOBAL TRUST continued its winning ways into 1997. The Fund, which was up 4.5% on a NAV total return basis in our first two months of management, concluded the first six months of 1997 with a 15.2% NAV gain. This compares favorably to the Russell 2000 index of small-cap, companies which was up 10.2%. The Morgan Stanley World Index was up 15.4% for the same period. RGT's NAV is up 20.5% since November 1, 1996, the day we assumed investment management responsibility. The Fund's small-cap focus is an area of the market we know well and one where we believe investment opportunities are more plentiful.

     We waived our management fee until RGT's market price (adjusted for distributions) closed at or above $5.28 (the NAV on 10/31/96) for 20 consecutive trading days. This condition was satisfied on August 20, 1997.

     We are enthused about the early results and remain committed to the Fund's long term success.
[END SIDEBAR]


NAV
TOTAL RETURNS
THROUGH 6/30/97

============================================
1997 (through 6/30)                    15.2%
--------------------------------------------
1-Year                                 21.8%
--------------------------------------------
10/31/96-6/30/97*                      20.5%
--------------------------------------------

*Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.


      Royce Global Trust (Line Graph)
     Market Price - 6/21/96 - 6/30/97**

Total Return for Period = 23.1%        $5.00
============================================
6/20/96                                 4.16
--------------------------------------------
7/31/96                                 4.19
--------------------------------------------
9/30/96                                 4.13
--------------------------------------------
11/30/96                                4.66
--------------------------------------------
1/31/97                                 4.75
--------------------------------------------
3/31/97                                 4.88
--------------------------------------------
6/30/97                                 5.00
--------------------------------------------

**On 6/21/96, Royce & Associates formally announced its intention to assume investment management for the Fund.


                  RGT'S OFFICERS INCREASED OWNERSHIP COMMITMENT

An additional 63,700 RGT shares were purchased by the Fund's officers during the second quarter.

Total officer ownership: 600,300 shares or 7.5% of the outstanding stock of the Fund.

We believe it is important to have our capital invested side by side with yours.

12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

                                                  PERFORMANCE & PORTFOLIO REVIEW
 -------------------------------------------------------------------------------

PORTFOLIO
DIAGNOSTICS

============================================
Median Market Cap               $518 million
--------------------------------------------
Weighted Average P/E Ratio             11.5x
--------------------------------------------
Weighted Average P/B Ratio              1.9x
--------------------------------------------
Weighted Average Yield                  0.7%
--------------------------------------------
Turnover Rate                            34%
--------------------------------------------
Top 3 Countries:
  US (71%), Canada (8%), U.K.            (6%)
--------------------------------------------
Net Assets                       $51 million
--------------------------------------------
Symbol                                  FUND
--------------------------------------------

The Fund's P/E and P/B ratios remained low.


TOP TEN
POSITIONS
% OF NET ASSETS

============================================
1.  Velcro Industries                    2.6
--------------------------------------------
2.  Stanhome                             2.6
--------------------------------------------
3.  Marshall Industries                  2.5
--------------------------------------------
4.  Stone & Webster                      2.5
--------------------------------------------
5.  Leucadia National Corporation        2.4
--------------------------------------------
6.  PXRE Corporation                     2.2
--------------------------------------------
7.  The Pioneer Group                    2.2
--------------------------------------------
8.  Willis Corroon Group ADR             2.1
--------------------------------------------
9.  Trenwick Group                       2.1
--------------------------------------------
10. Willbros Group                       2.1
--------------------------------------------


PORTFOLIO INDUSTRY BREAKDOWN
% OF NET ASSETS*

============================================
Industrial Services                       19
--------------------------------------------
Industrial Products                       17
--------------------------------------------
Consumer Products                         14
--------------------------------------------
Financial Services                        13
--------------------------------------------
Financial Intermediaries                  10
--------------------------------------------
Retail                                     9
--------------------------------------------
Technology                                 6
--------------------------------------------
Consumer Services                          5
--------------------------------------------
Health                                     4
--------------------------------------------
Natural Resources                          3
--------------------------------------------

*Excludes cash and cash equivalents.

GOOD IDEAS THAT WORKED

============================================
                               REALIZED AND
SECURITY                     UNREALIZED GAIN
--------------------------------------------
Willbros Group                     $422,749
--------------------------------------------
MacKenzie Financial                 330,611
--------------------------------------------
Velcro Industries                   315,900
--------------------------------------------
Oakley                              312,322
--------------------------------------------
Stone & Webster                     295,475
--------------------------------------------

During 1997's first half, the above companies made the largest positive contributions, in dollar terms, to our overall performance. Among these winners, there were no examples of hot new issues, high-priced takeovers or momentum miracles. Rather, our top five performers emerged from a series of decisions consistent with our long-term investment orientation. Positions were built when market prices were low, reflecting differing opinions on future prospects.

GOOD IDEAS AT THE TIME

============================================
                              REALIZED AND
SECURITY                    UNREALIZED LOSS
--------------------------------------------
Semi-Tech Corporation Cl. A       $266,250
--------------------------------------------
Groupe AB ADR                      259,710
--------------------------------------------
InterTAN                           109,298
--------------------------------------------
Wellington Underwriting            108,663
--------------------------------------------
Standard Commercial                 77,467
--------------------------------------------

Even the best small-cap companies can have periods of declining performance. We believe if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well-rewarded for our persistence, although market price rebounds can take longer than we anticipated. Occasionally, we elect to redeploy the assets into other opportunities. The above companies had the largest negative impact on the Fund's performance in the first half of 1997.


                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997   |  13

HISTORY SINCE INCEPTION
-------------------------------------------------------------------------------


The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings maximizes the returns available to an investor. This table should be read in conjunction with the Performance Reviews of the Funds.


                                           AMOUNT      PURCHASE                  NAV           MKT
   HISTORY                                INVESTED       PRICE      SHARES      VALUE*        VALUE*
   -------                                --------     --------     ------      ------        ------
ROYCE VALUE TRUST
11/28/86        Initial Purchase            $10,000     $10.000     1,000       $ 9,280       $10,000
10/15/87        Distribution $.30                         7.000        42
12/31/87        Distribution $.22                         7.125        32         8,578         7,250
12/27/88        Distribution $.51                         8.625        63        10,529         9,238
 9/22/89        Rights Offering                 405       9.000        45
12/29/89        Distribution $.52                         9.125        67        12,942        11,866
 9/24/90        Rights Offering                 457       7.375        62
12/31/90        Distribution $.32                         8.000        52        11,713        11,074
 9/23/91        Rights Offering                 638       9.375        68
12/31/91        Distribution $.61                        10.625        82        17,919        15,697
 9/25/92        Rights Offering                 825      11.000        75
12/31/92        Distribution $.90                        12.500       114        21,999        20,874
 9/27/93        Rights Offering               1,469      13.000       113
12/31/93        Distribution $1.15                       13.000       160        26,603        25,428
10/28/94        Rights Offering               1,103      11.250        98
12/19/94        Distribution $1.05                       11.375       191        27,939        24,905
 11/3/95        Rights Offering               1,425      12.500       114
 12/7/95        Distribution $1.29                       12.125       253        35,676        31,243
 12/6/96        Distribution $1.15                       12.250       247        41,213        36,335
-----------------------------------------------------------------------------------------------------
 6/30/97                                    $16,322                 2,878       $46,595       $39,573
-----------------------------------------------------------------------------------------------------


ROYCE MICRO-CAP TRUST
12/14/93        Initial Purchase            $ 7,500       7.500     1,000        $7,250        $7,500
10/28/94        Rights Offering               1,400       7.000       200
12/19/94        Distribution $.05                         6.750         9         9,163         8,462
 12/7/95        Distribution $.36                         7.500        58        11,264        10,136
 12/6/96        Distribution $.80                         7.625       133        13,132        11,550
-----------------------------------------------------------------------------------------------------
 6/30/97                                    $ 8,900                 1,400       $14,700       $12,600
-----------------------------------------------------------------------------------------------------


ROYCE GLOBAL TRUST
10/31/96       Initial Purchase             $ 4,375     $ 4.375     1,000       $ 5,280       $ 4,375
12/31/96                                                                          5,520         4,594
-----------------------------------------------------------------------------------------------------
 6/30/97                                    $ 4,375                 1,000       $ 6,360       $ 5,000
-----------------------------------------------------------------------------------------------------



* Other than for initial purchase and 6/30/97, values are stated as of December 31 of the year indicated, after reinvestment of distributions.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  14

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS
---------------------------------------------------------------------------

            WHY SHOULD I REINVEST MY DISTRIBUTIONS?

                 By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized because his interest is diluted through the issuance of new shares.

            HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?

                 Simply put, it works by the Funds automatically issuing shares in payment of distributions unless you indicate to the contrary.

            HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?

                 If your shares are registered directly with a Fund, your
            distributions are automatically reinvested unless you have otherwise instructed State Street in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if State Street is properly notified.

            WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?

                 If your shares are held in the name of a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

            WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?

                 The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund's common stock directly through State Street on a monthly basis, and to deposit certificates representing your Fund shares with the State Street for safekeeping. The Funds' investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 1998.

            HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?

                 State Street maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by State Street in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a shareholder meeting or by proxy. A participant may also send other stock certificates held by them to State Street to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, State Street will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

            HOW CAN I GET MORE INFORMATION ON THE PLANS?

                 You can call Investor Services representatives at (800)
            221-4268 or you can request a copy of the Plan for your Fund from State Street. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, telephone (800) 426-5523.


15  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

UPDATES & NOTES TO PERFORMANCE AND RISK INFORMATION
-------------------------------------------------------------------------------

[graphic of a computer monitor displaying words THE ROYCE FUNDS]

THE ROYCE FUNDS UNVEILS AN UPDATED WEB SITE

     We want to draw your attention to our newly enhanced internet web site (www.roycefunds.com) where you can find out more about our small and micro-cap open-end and closed-end fund offerings, obtain the most recent quarterly performance, and review recent articles and Fund write-ups as well as up-to-the minute topics.


ROYCE & ASSOCIATES, INC. NAME CHANGE (FORMERLY QUEST ADVISORY CORP.)

     We recently announced a name change of the Funds' Investment Adviser, from Quest Advisory Corp. to Royce & Associates, Inc. The new name change more closely identifies the name of the Adviser with that of the Funds that it manages and recognizes the important contributions of the Adviser's associates.


NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold.

     Beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36-month period. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The indices referred to in this report are unmanaged indices of common stocks.


16  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

[SIDEBAR]
So while the "bulls" of both basketball and the market may reach dazzling new heights this year, we will continue to hone our approach and emphasize building returns over the long term.
[END SIDEBAR]

POSTSCRIPT
-------------------------------------------------------------------------------

[graphic of basketball between a pair of hands]

ALL THAT JAZZ

     This year's National Basketball Association Championship Finals pitted the high-flying exploits of Michael Jordan and the Chicago Bulls against the Utah Jazz. The appearance this year of the Jazz represented the culmination of over a decade's work for two of the game's premier players, John Stockton and league MVP Karl Malone. To achieve a consistent level of success, these two players have relied on a style of play that is the complete antithesis of Jordan & Co.'s acrobatic airborne style. The Jazz are patient; they rely on the fundamentals of intelligent ballhandling and passing, smart shot selection and tough defense.

     Their two stalwarts, Stockton & Malone, specialize in one of basketball's oldest and most reliable plays, the pick and roll. Stockton dribbles the ball toward the 6'10" Malone, who sets the "pick," standing in the way of the player defending the smaller, quicker Stockton, in effect taking that opponent out of the play. Malone then "rolls" toward the basket to receive a pass from Stockton and make an easy score. This formula has been confounding the team's opponents for years, in spite of the fact that every team the Jazz plays knows what is coming. The key to the duo's success lies in their execution, in their ability to master a fundamentally sound approach.

     You might describe the fundamental approach we bring to small-cap value investing as our version of the pick and roll. Whether in basketball or stock selection, each approach hinges on two elements working closely in sync with one another to achieve success. We employ the "pick" on small-cap stocks with the "roll" toward a disciplined value approach. Consistent application over the years may have made what we do predictable, but we have been no less successful for being so. For over twenty years, we have emphasized the fundamentals of investing when looking for small company stocks. As value investing continues to "score points" with solid returns in 1997, we are witnessing what looks like a return to a period of higher volatility. This environment gives us the "home-court advantage," as a more volatile market demands active management and closer attention to risk factors. The importance we place on a company's financial characteristics at the time of purchase is the essential element to our risk-averse value approach.

                          Why Value Investors Rely on

                                THE ROYCE FUNDS



^ ONE OF THE MOST WELL-RESPECTED AND OLDEST SMALL-CAP INVESTMENT MANAGERS WITH A VALUE ORIENTATION -- We are an independent small-cap manager with over 20 years of investment management experience. Based in New York, ROYCE has more than $2 billion in total assets under management -- all focused on small and micro-cap value investing. We offer a full range of small-cap, open-end mutual funds and closed-end funds, providing investors and advisors with a wide variety of small-cap alternatives.


^ DEDICATED PROFESSIONALS WITH A SINGULAR FOCUS -- Over the last 20 years, we have built substantial trading and research relationships in an attempt to provide stockholders with the best possible small-cap portfolios available. Our time-tested investment approach is supported by 12 professionals. Charles M. Royce, Chief Investment Officer, remains the primary portfolio manager.


^ REALISTIC EXPECTATIONS AND CONSISTENT RESULTS -- ROYCE VALUE TRUST and ROYCE MICRO-CAP TRUST are consistently ranked among the "lowest risk" domestic equity closed-end funds available. We offer a systematic and disciplined investment approach that avoids style and capitalization drift. All the funds seek to provide above average full market cycle total returns with below average risk.


^ CO-OWNERSHIP OF FUNDS -- We believe it is important for our employees' financial interests to be congruent with our stockholders' financial interests. The Firm's officers and employees currently have more than $30 million invested in the Funds.


              VALUE INVESTING IN SMALL COMPANIES FOR OVER 20 YEARS
                               -----------------

  For General Information,                        Adviser Services
  Additional Report Copies             For Fund Material, Performance Updates,
      (800) 221-4268                          (800) 59-ROYCE (597-6923)
                                                 Stockholder Services
                                                     (800) 426-5523


  State Street Bank and Trust Company              E-mail: funds@roycenet.com
Custodian, Transfer Agent and Registrar         Web address: www.roycefunds.com
           1-800-426-5523

The Royce Funds           1414 Avenue of the Americas        New York, NY 10019

                               Royce Value Trust


                              Financial Statements
                                 June 30, 1997

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
COMMON STOCKS -- 94.9%

                                            SHARES         VALUE
                                            ------         -----
CONSUMER PRODUCTS -- 14.6%
[dbldag]Allen Organ Company Cl. B           67,769     $ 2,702,289
Bassett Furniture Industries               120,087       3,399,963
Burnham Corporation Cl. A                   32,600       1,173,600
Burnham Corporation Cl. B                   18,000         648,000
Conso Products Co.*                        117,375       1,437,844
A.T. Cross Company Cl. A                    23,700         302,175
Ethan Allen Interiors                       46,500       2,650,500
Farmer Bros.                                24,100       3,060,700
First Years                                 68,072       1,446,530
Flexsteel Industries                        91,400       1,073,950
Fossil*                                     10,000         177,500
Garan Incorporated                         140,300       2,823,538
Gibson Greetings*                           92,600       2,083,500
Hershey Creamery Company                       643       1,086,670
J & J Snack Foods Corp.*                    52,200         802,575
Johnson Worldwide Associates Cl. A*        193,300       2,488,737
Juno Lighting                              132,200       2,148,250
K-Swiss Cl. A                              177,900       2,801,925
La-Z-Boy                                     9,400         338,400
Lazare Kaplan International*               117,600       1,969,800
Lifetime Hoan Corporation*                 212,669       1,860,854
Marisa Christina*                          189,000       1,771,875
Matthews International Cl. A                54,700       1,996,550
Midwest Grain Products*                    222,650       2,950,113
National Presto Industries                  17,600         709,500
Oshkosh B'Gosh Cl. A                        82,300       1,790,025
The Rival Company                          118,500       1,747,875
Seaboard Corporation                         4,050       1,069,200
Seattle FilmWorks*                         126,787       1,521,444
Skyline Corporation                        133,400       3,284,975
The L. S. Starrett Company Cl. A            73,700       2,349,187
Steck-Vaughn Publishing*                    55,919         754,907
Sturm, Ruger & Company                     130,500       2,561,062
Thomaston Mills Cl. A                      160,400       1,503,750
Thor Industries                            133,300       3,315,838
The Topps Company*                         518,100       2,169,544
Velcro Industries                           52,600       4,313,200
WLR Foods                                   20,105         163,353
Weyco Group                                 30,200       1,963,000
                                                      ------------
                                                        72,412,698
                                                      ------------
CONSUMER SERVICES -- 3.0%
Bowl America Cl. A                          55,100         392,588
Buffets*                                   224,550       1,894,641
Comair Holdings                             81,000       2,242,687
Jenny Craig*                               161,600       1,121,100
Grey Advertising                            13,417       4,427,610
International Dairy Queen Cl. A*           101,200       2,428,800
Shoney's*                                  182,300       1,082,406
True North Communications                   58,000       1,435,500
                                                      ------------
                                                        15,025,332
                                                      ------------
FINANCIAL INTERMEDIARIES -- 16.4%
Alleghany Corporation*                      20,505       4,459,838
ALLIED Group                                94,125       3,576,750


                                            SHARES         VALUE
                                            ------         -----
ALLIED Life Financial                       94,000     $ 1,856,500
BHI Corporation                             53,700       1,181,400
Baker, Fentress & Company                   66,102       1,305,514
Baldwin & Lyons Cl. B                      126,000       2,850,750
Capitol Transamerica                       120,075       3,272,044
The Commerce Group                         130,018       3,201,693
The First National Bank of Anchorage         1,050       1,884,750
Fremont General Corporation                 54,750       2,203,688
Fund American Enterprises
 Holdings                                    7,500         787,500
Gryphon Holdings*                          143,800       2,228,900
Highlands Insurance Group*                 128,000       2,576,000
Independence Holding Company                56,664         570,181
Intercargo Corporation                     143,100       1,681,425
Keystone Heritage Group                     13,615         428,022
Lawyers Title                              117,500       2,217,813
Legg Mason                                  10,000         538,125
Leucadia National Corporation              109,300       3,381,469
Markel Corporation*                          4,200         537,600
The Mechanics Bank                             200       1,520,000
Medical Assurance*                          47,696       1,937,650
NYMAGIC                                     57,100       1,177,687
National Bancorp of Alaska                  34,270       2,895,815
Nobel Insurance                            119,500       1,777,563
Oriental Financial Group                    54,720       1,545,840
Orion Capital Corporation                   44,687       3,295,666
PXRE Corporation                           178,710       5,495,332
Pennsylvania Manufacturers Cl. A           197,400       3,059,700
Piper Jaffray Companies                     93,800       1,922,900
RLI Corp.                                   19,250         701,422
Raymond James Financial                      5,000         136,875
Titan Holdings                              40,516         962,255
Trenwick Group                             125,850       4,719,375
Wesco Financial                             17,800       5,789,450
Zenith National Insurance                  139,200       3,758,400
                                                      ------------
                                                        81,435,892
                                                      ------------
FINANCIAL SERVICES -- 6.4%
E.W. Blanch Holdings                       105,900       2,826,206
Crawford & Company Cl. A                   155,250       2,386,969
Crawford & Company Cl. B                    75,300       1,223,625
Eaton Vance Corp.                          111,800       3,109,438
Erie Indemnity Company Cl. A                 6,500         255,125
Arthur J. Gallagher & Co.                   96,900       3,657,975
Hilb, Rogal & Hamilton                     202,475       3,442,075
Investors Financial Services                39,059       1,855,302
The John Nuveen Company Cl. A               21,400         668,750
New England Investment
 Companies, L.P.                            59,500       1,539,563
Old Guard Group                            169,000       2,545,563
Phoenix Duff & Phelps                      157,900       1,164,513
The Pioneer Group                          127,800       2,939,400
SEI Investments Company                     21,200         511,450
U.S. Global Investors Cl. A*               249,205         521,773
Willis Corroon Group ADR+                  265,200       2,966,925
                                                      ------------
                                                        31,614,652
                                                      ------------

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  3

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                       SHARES         VALUE
                                       ------         -----
HEALTH -- 2.0%
Diagnostic Products                    25,200     $    795,375
Haemonetics Corporation*              211,000        4,035,375
Life Technologies                      65,450        1,816,237
Marquette Medical Systems*             37,500          825,000
Nitinol Medical Technologies*         114,600        1,733,325
Spacelabs Medical*                     32,200          821,100
                                                 -------------
                                                    10,026,412
                                                 -------------
INDUSTRIAL PRODUCTS -- 21.3%
American Filtrona                      65,000        2,665,000
Ameron International                   18,000        1,019,250
Ash Grove Cement Company Cl. B         77,518        4,651,080
BHA Group                              51,909          960,317
Baldor Electric Company                16,500          487,781
Blessings Corporation                 160,900        1,669,337
W. H. Brady Cl. A                      83,100        2,409,900
Carbo Ceramics                         45,100        1,228,975
Cascade Corp.                          47,000          907,688
Central Steel & Wire Company            3,699        2,330,370
Chemfab Corporation*                  132,219        2,776,599
CLARCOR                                19,700          487,575
ConBraCo Industries                     7,630        3,738,700
Curtiss-Wright Corporation             56,300        3,279,475
Decker Manufacturing                    6,022          252,924
Delta Woodside Industries*            125,400          846,450
Fab Industries                         98,000        3,068,625
Falcon Products                        86,300        1,159,656
Federal Signal Corporation              9,000          226,125
[dbldag]General Builders*              73,645           46,028
P. H. Glatfelter Company               93,700        1,874,000
Hawkins Chemical                      133,117        1,098,215
International Aluminum                 68,600        1,817,900
Kaydon Corporation                     85,700        4,252,862
Kimball International Cl. B            85,900        3,457,475
Knape & Vogt Manufacturing             79,750        1,276,000
LeaRonal                               59,650        1,700,025
Lilly Industries Cl. A                183,483        3,692,595
The Lincoln Electric Company           11,990          419,650
The Lincoln Electric
 Company Cl. A                         70,300        2,688,975
Liqui-Box Corporation                  72,378        2,442,758
MacDermid                             108,777        4,990,145
Mine Safety Appliances                 21,700        1,312,850
Paul Mueller Company                   53,200        2,028,250
Nordson Corporation                    23,000        1,477,750
Oil-Dri Corporation of America         37,600          603,950
Oregon Steel Mills                     83,800        1,670,762
Oshkosh Truck Corporation Cl. B       121,600        1,732,800
[dbldag]Peerless Mfg. Co.              79,300          852,475
Penn Engineering and
 Manufacturing                        132,600        2,602,275
Penn Engineering and
 Manufacturing Cl. A                   34,800          665,550
Preformed Line Products                41,300        1,796,550
Puerto Rican Cement Company            94,900        3,090,181
Quaker Chemical                        92,450        1,606,319


                                       SHARES         VALUE
                                       ------         -----

Robroy Industries Cl. A                51,270     $    794,685
Shorewood Packaging*                   82,600        1,879,150
Simpson Manufacturing Co.*            126,700        3,357,550
The Standard Register Company         126,200        3,864,875
Tecumseh Products Company Cl. A        33,300        1,993,837
Thermal Industries*                    42,586          638,790
Unifi                                  47,800        1,786,525
Versa Technologies                     78,200        1,231,650
Wellman                                25,000          434,375
Woodward Governor Company             126,800        4,564,800
Zero Corporation                       70,800        1,858,500
                                                 -------------
                                                   105,766,904
                                                 -------------
INDUSTRIAL SERVICES -- 11.9%
Aceto Corporation                      33,340          487,598
Air Express International              64,712        2,572,302
AirNet Systems*                        92,100        1,508,137
Arnold Industries                     233,648        3,972,016
Guy F. Atkinson Company*              102,200          713,803
Bowne & Co.                            43,600        1,520,550
Circle International Group            125,825        3,318,634
Dames & Moore                          32,800          405,900
Devon Group*                            5,000          178,750
DIMON Incorporated                    103,200        2,734,800
Ennis Business Forms                  191,900        1,847,038
FCA International *                   194,500          316,901
Fisher Companies                        7,648          971,296
Frozen Food Express Industries        265,135        2,286,789
Insituform Technologies Cl. A*        182,100        1,115,362
Kenan Transport                        40,500          825,188
Lufkin Industries                      88,700        2,328,375
Merrill Corporation                    99,800        3,630,225
Nabors Industries*                     10,000          250,000
New England Business Service           95,000        2,499,688
Nichols Research Corporation*          15,950          334,950
Perini Corporation*                    88,300          651,212
Pittston Burlington Group              57,100        1,605,938
Plenum Publishing Corporation          77,600        2,987,600
Rykoff-Sexton                         148,900        3,471,231
Sevenson Environmental Services       132,200        2,577,900
Standard Commercial*                  145,472        2,527,576
Stone & Webster                        76,300        3,257,056
TBC Corporation*                      148,000        1,239,500
Treadco                                97,100          958,862
The Turner Corporation*                59,800          934,375
Vallen Corporation*                   199,329        3,637,754
Willbros Group*                       101,000        1,603,375
                                                 -------------
                                                    59,270,681
                                                 -------------
NATURAL RESOURCES -- 3.7%
Alico                                  72,700        1,426,738
Belden & Blake*                        30,000          810,000
Tom Brown*                             47,000          998,750
CalMat                                194,900        4,190,350
Consolidated-Tomoka Land Co.            7,800          126,750
Devon Energy                           10,000          367,500
FRP Properties*                       119,900        3,237,300

4  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                            SHARES         VALUE
                                            ------         -----
NATURAL RESOURCES -- (continued)
Florida Rock Industries                     121,300    $    4,927,812
MK Gold Company*                            188,200           294,062
Toreador Royalty Corporation*                97,100           309,506
Vornado Realty Trust                         21,450         1,547,081
                                                       --------------
                                                           18,235,849
                                                       --------------
RETAIL -- 4.7%
The Buckle*                                  44,600         1,025,800
Catherines Stores Corporation*              212,400           796,500
Cato Corporation Cl. A                      133,700           726,994
Charming Shoppes*                           387,400         2,021,744
Claire's Stores                              30,900           540,750
Deb Shops                                   133,900           535,600
The Dress Barn*                             110,700         2,158,650
Family Dollar Stores                         54,800         1,493,300
Frederick's of Hollywood Cl. B               38,896           230,945
Little Switzerland*                          80,000           480,000
Mikasa                                       97,600         1,390,800
Pier 1 Imports                               47,405         1,256,232
Sotheby's Holdings Cl. A                    155,100         2,617,313
Stanhome                                    184,000         6,049,000
Suzy Shier                                   10,000            65,173
The Talbots                                  52,400         1,781,600
                                                       --------------
                                                           23,170,401
                                                       --------------
TECHNOLOGY -- 6.2%
Communications Systems                       32,000           456,000
DH Technology*                               63,900         1,038,375
Dionex Corporation*                          42,400         2,173,000
Electroglas*                                 78,600         1,979,737
Exar Corporation*                           106,650         2,292,975
Giga-tronics*                                57,100           399,700
Hach Company                                 32,150           634,962
IFR Systems*                                 16,089           301,669
ILC Technology*                              79,200           851,400
Integral Systems*                            26,300           861,325
Landauer                                    117,900         2,733,806
MacNeal-Schwendler                           43,200           469,800
Marshall Industries*                        136,000         5,066,000
Mosaix*                                      10,000           136,250
National Computer Systems                   126,200         3,360,075
National Instruments Corp.*                   5,000           176,250
Newport Corporation                          50,900           572,625
Phoenix Technologies*                        61,200           795,600
Pioneer-Standard Electronics                 56,025           756,338
Richardson Electronics                      173,500         1,442,219
[dbldag]Sage Laboratories                   104,000         1,326,000


TECHNOLOGY -- (continued)                   SHARES         VALUE
                                            ------         -----

Scitex Corporation                          222,700     $   1,962,544
Technical Communications*                    58,800           525,525
Woodhead Industries                          39,300           741,787
                                                       --------------
                                                           31,053,962
                                                       --------------
MISCELLANEOUS -- 4.7%                                      23,566,688
                                                       --------------
TOTAL COMMON STOCKS
 (Cost $330,847,814)                                      471,579,471
                                                       --------------


PREFERRED STOCK -- 0.1%
Bird Corp. $1.85 Conv.
 (Cost $371,659)                             23,750    $      415,625
                                                       --------------

                                        PRINCIPAL
                                         AMOUNT
                                       ----------
CORPORATE BONDS -- 1.7%
Dixie Group 7.00% Conv. Sub.
 Deb. due 5/15/12                        $  824,000           702,460
International Semi-Tech 0% Sr.
 Disc. Note due 8/15/03                   6,158,000         3,679,405
Richardson Electronics 8.25%
 Conv. Sub. Deb. due 6/15/06              2,049,000         1,762,140
Richardson Electronics 7.25%
 Conv. Sub. Deb. due 12/15/06               419,000           318,440
Shoney's 0% Sub. Conv. Deb.
 due 4/11/04                              4,146,000         1,746,503
Thorn Apple Valley 9.00%
 Conv. Sub. Deb. due 1/04/07                100,000           104,000
                                                       --------------
TOTAL CORPORATE BONDS
 (Cost $7,797,477)                                          8,312,948
                                                       --------------
REPURCHASE AGREEMENT -- 11.5%
State Street Bank & Trust Company,
 5.15% dated 6/30/97, due 07/01/97,
 maturity value $57,008,154
 (collateralized by U.S. Treasury Notes,
 6% due 5/31/98, valued at $58,141,235)
 (Cost $57,000,000)                                        57,000,000
                                                       --------------
TOTAL INVESTMENTS -- 108.2%
 (Cost $396,016,950)                                      537,308,044

LIABILITIES LESS CASH AND
 OTHER ASSETS -- (8.2)%                                   (40,594,361)
                                                       --------------
NET ASSETS -- 100.0%                                   $  496,713,683
                                                       ==============
-------------------------------------------------------------------------------
* Non-income producing.

+ American Depository Receipt.

[DBLDAG] At June 30, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliated person as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $396,016,950. At June 30, 1997, net unrealized appreciation for all securities was $141,291,094, consisting of aggregate gross unrealized appreciation of $152,291,896 and aggregate gross unrealized depreciation of $11,000,802.


                  The accompanying notes are an integral part
                          of the financial statements.

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  5

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                  JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS:
Investments at value (identified cost $339,016,950)              $ 480,308,044
Repurchase agreement (at cost and value)                            57,000,000
Cash                                                                   878,244
Receivable for investments sold                                        690,488
Receivable for dividends and interest                                  573,390
Prepaid expenses and other assets                                       65,742
--------------------------------------------------------------- --------------
 Total Assets                                                      539,515,908
--------------------------------------------------------------- --------------
LIABILITIES:
Notes payable                                                       38,849,994
Preferred dividend accrued but not yet declared                      2,400,000
Payable for investments purchased                                    1,286,976
Payable for investment advisory fee                                    139,889
Accrued expenses                                                       125,366
--------------------------------------------------------------- --------------
 Total Liabilities                                                  42,802,225
--------------------------------------------------------------- --------------
 Net Assets                                                      $ 496,713,683
=============================================================== ==============
Net Assets applicable to Preferred Stock at a liquidation
 value of $25 per share                                          $  60,000,000
=============================================================== ==============
Net assets applicable to Common Stock at a net asset value
 per share which assumes conversion of
 Notes -- $16.19                                                 $ 436,713,683
=============================================================== ==============
SUMMARY OF STOCKHOLDERS' EQUITY:
8% Cumulative Preferred Stock -- par value $0.001 per share;
 2,400,000 shares outstanding                                            2,400
Common Stock -- par value $0.001 per share;
 26,348,378 shares outstanding                                          26,348
Additional paid-in capital                                         330,836,574
Undistributed net investment income                                  4,131,036
Accumulated net realized gain on investments                        22,826,231
Preferred dividend accrued but not yet declared                     (2,400,000)
Net unrealized appreciation on investments                         141,291,094
--------------------------------------------------------------- --------------
 Net Assets                                                      $ 496,713,683
=============================================================== ==============

                  The accompanying notes are an integral part
                          of the financial statements.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED      YEAR ENDED
                                                                                      JUNE 30, 1997       DECEMBER 31,
INVESTMENT OPERATIONS:                                                                  (UNAUDITED)           1996
                                                                                     -----------------------------------
 Net investment income                                                                 $  2,838,629        $   4,559,614
 Net realized gain on investments                                                        12,512,931           33,673,949
 Net change in unrealized appreciation on investments                                    41,925,451           18,650,893
---------------------------------------------------------------------------------      ------------        -------------
 Net increase in net assets from investment operations                                   57,277,011           56,884,456
---------------------------------------------------------------------------------      ------------        -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                                           --             (218,400)
 Net realized gain on investments                                                                --           (1,504,800)
 Preferred dividend accrued but not yet declared                                         (2,400,000)                  --
---------------------------------------------------------------------------------      ------------        -------------
 Total distributions to Preferred Stockholders                                           (2,400,000)          (1,723,200)
---------------------------------------------------------------------------------      ------------        -------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                                           --           (3,626,059)
 Net realized gain on investments                                                                --          (24,935,360)
---------------------------------------------------------------------------------      ------------        -------------
 Total distributions to Common Stockholders                                                      --          (28,561,419)
---------------------------------------------------------------------------------      ------------        -------------
CAPITAL STOCK TRANSACTIONS:
 Proceeds from shares issued for distributions reinvested by Common Stockholders                 --           18,526,484
 Net proceeds from issuance of Preferred stock                                                   --           57,740,000
---------------------------------------------------------------------------------      ------------        -------------
 Total capital stock transactions                                                                --           76,266,484
---------------------------------------------------------------------------------      ------------        -------------
NET INCREASE IN NET ASSETS                                                               54,877,011          102,866,321
NET ASSETS:
 Beginning of period                                                                    441,836,672          338,970,351
---------------------------------------------------------------------------------      ------------        -------------
 End of period (including undistributed net investment income of $4,131,036 and
  $1,292,408, respectively)                                                            $496,713,683        $ 441,836,672
=================================================================================      ============        =============

    The accompanying notes are an integral part of the financial statements.


6  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
Dividends                                                       $3,646,951
 Interest                                                        1,748,668
--------------------------------------------------------------------------
  Total Income                                                   5,395,619
--------------------------------------------------------------------------
EXPENSES:
 Interest expense                                                1,150,000
 Investment advisory fees                                          843,455
 Administrative and office facilities expenses                     151,759
 Amortization of underwriting discount and offering costs           81,812
 Custodian and transfer agent fees                                  79,203
 Professional fees                                                  28,589
 Directors' fees                                                    26,468
 Other expenses                                                    236,610
--------------------------------------------------------------------------
  Total Expenses                                                 2,597,896
  Fees Waived by Investment Adviser                                (40,906)
--------------------------------------------------------------------------
  Net Expenses                                                   2,556,990
--------------------------------------------------------------------------
  Net Investment Income                                          2,838,629
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                12,512,931
Net change in unrealized appreciation on investments            41,925,451
--------------------------------------------------------------------------
Net realized and unrealized gain on investments                 54,438,382
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS          $57,277,011
==========================================================================

STATEMENT OF CASH FLOWS              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received                                    $  5,580,423
Interest paid on Notes                                          (1,150,000)
Payment of operating expenses                                   (1,317,282)
Purchases of investments                                      (130,207,784)
Proceeds from sales and maturities of investments              127,972,887
--------------------------------------------------------------------------
 Cash provided from operating activities                           878,244
 Cash at beginning of period                                         --
--------------------------------------------------------------------------
 Cash at end of period                                        $    878,244
==========================================================================
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM INVESTMENT
OPERATIONS TO CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets from investment operations           57,277,011
Net increase in investments                                    (16,043,602)
Net increase in unrealized appreciation on investments         (41,925,451)
Decrease in dividends and interest receivable                      184,805
Decrease in receivable for investments sold                        386,720
Accretion of offering costs on Notes                                81,812
Increase in payable for investments purchased                      909,053
Increase in accrued expenses and other assets                        7,896
--------------------------------------------------------------------------
 Cash provided from operating activities                      $    878,244
==========================================================================

    The accompanying notes are an integral part of the financial statements.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  7

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
-------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                      ENDED
                                                                  JUNE 30, 1997
                                                                   (UNAUDITED)
                                                                 --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $14.32
-------------------------------------------------------------------------------
INVESTMENT OPERATIONS (A):
 Net investment income                                                   0.10
 Net realized and unrealized gain on investments                         1.86
-------------------------------------------------------------------------------
 Total from investment operations                                        1.96
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
 Net investment income                                                     --
 Net realized gain on investments                                          --
 Preferred dividend accrued but not yet declared                        (0.09)
-------------------------------------------------------------------------------
 Total dividends and distributions to Preferred Stockholders            (0.09)
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS:
 Net investment income                                                     --
 Net realized gain on investments                                          --
-------------------------------------------------------------------------------
 Total dividends and distributions to Common Stockholders                  --
-------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS:
 Effect of rights offering                                                 --
 Effect of reinvestment of distributions by Common Stockholders            --
-------------------------------------------------------------------------------
 Total capital stock transactions                                          --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD (A)                                     $16.19
===============================================================================
MARKET VALUE, END OF PERIOD                                           $13.750
===============================================================================
TOTAL RETURN (B):
Net Asset Value (A)                                                      13.1%
Market Value                                                              8.9%
RATIOS BASED ON AVERAGE NET ASSETS:
Total expenses (C)                                                       1.14**
 Management fee expense                                                  0.36**
 Interest expense                                                        0.51**
 Other operating expenses                                                0.27**
Net investment income                                                    1.26**
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                             $496,714
Portfolio Turnover Rate                                                    12%
Average Commission Rate Paid+                                         $0.0633
NOTES:
Total amount outstanding (in thousands)                               $40,000
Asset coverage per note                                                 1,339%
Average market value per note (D)                                     $100.61
PREFERRED STOCK:
Total shares outstanding                                            2,400,000
Asset coverage per share                                                  536%
Liquidation preference per share                                       $25.00
Average market value per share (D)                                     $25.08



                                                                                      YEARS ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      1996         1995         1994         1993         1992
                                                                 ---------     --------     --------     --------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD                                $13.56       $12.34       $13.47       $12.50       $11.23
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
INVESTMENT OPERATIONS (A):
Net investment income                                                 0.26         0.04         0.04         0.09         0.15
Net realized and unrealized gain on investments                       2.48         2.70         0.09         2.12         2.12
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
Total from investment operations                                      2.74         2.74         0.13         2.21         2.27
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income                                                (0.09)          --           --           --           --
Net realized gain on investments                                     (0.63)          --           --           --           --
Preferred dividend accrued but not yet declared                         --           --           --           --           --
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
Total dividends and distributions to Preferred Stockholders          (0.72)          --           --           --           --
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income                                                (0.15)       (0.03)       (0.01)       (0.09)       (0.15)
Net realized gain on investments                                     (1.00)       (1.26)       (1.04)       (1.06)       (0.75)
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
Total dividends and distributions to Common Stockholders             (1.15)       (1.29)       (1.05)       (1.15)       (0.90)
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
CAPITAL STOCK TRANSACTIONS:
Effect of rights offering                                               --        (0.12)       (0.14)       (0.08)       (0.06)
Effect of reinvestment of distributions by Common Stockholders       (0.11)       (0.11)       (0.07)*      (0.01)       (0.04)
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
Total capital stock transactions                                     (0.11)       (0.23)       (0.21)       (0.09)       (0.10)
--------------------------------------------------------------   ---------     --------     --------     --------    ---------
NET ASSET VALUE, END OF PERIOD (A)                                  $14.32       $13.56       $12.34       $13.47       $12.50
==============================================================  ==========     ========     ========     =========   =========
MARKET VALUE, END OF PERIOD                                        $12.625      $11.875      $11.000      $12.875      $12.250
==============================================================  ==========     ========     ========     =========   =========
TOTAL RETURN (B):
Net Asset Value (A)                                                   15.5%        22.6%         1.1%        17.9%        19.9%
Market Value                                                          16.3%        20.5%        (5.6)%       14.8%        26.8%
RATIOS BASED ON AVERAGE NET ASSETS:
Total expenses (C)                                                    1.20%        2.01%        2.01%        1.33%        0.81%
Management fee expense                                                0.36%        0.97%        1.21%        1.09%        0.53%
Interest expense                                                      0.60%        0.75%        0.46%          --           --
Other operating expenses                                              0.24%        0.29%        0.34%        0.24%        0.28%
Net investment income                                                 1.19%        0.34%        0.31%        0.74%        1.31%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                          $441,837     $338,970     $269,032     $246,558     $202,483
Portfolio Turnover Rate                                                 34%          32%          35%          33%          40%
Average Commission Rate Paid+                                      $0.0574           --           --           --           --
NOTES:
Total amount outstanding (in thousands)                            $40,000      $40,000      $40,000           --           --
Asset coverage per note                                              1,202%         944%         769%          --           --
Average market value per note (D)                                  $100.68       $96.92       $95.62           --           --
PREFERRED STOCK:
Total shares outstanding                                         2,400,000           --           --           --           --
Asset coverage per share                                               481%          --           --           --           --
Liquidation preference per share                                    $25.00           --           --           --           --
Average market value per share (D)                                  $25.20           --           --           --           --

--------------------------------------------------------------------------
(a) Commencing June 21, 1995, net asset value per share, net asset value total return and income from investment operations are calculated assuming the notes are fully converted except when the effect of doing so results in a higher net asset value per share than would be calculated without such assumption. If it were assumed the notes had not been converted, the net asset value per share would have been increased by $0.38 at June 30, 1997, and $0.17 and $0.09 at December 31, 1996 and 1995, respectively.
(b) The net asset value and market value total return assume a continuous common stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
(c) Expense ratios before waiver of fees by the investment adviser would have been 1.16% for the six months ended June 30, 1997, and 1.22%, 2.04% and 2.02% for the years ended December 31, 1996, 1995 and 1994, respectively.
(d) The average of all month-end market values during the period.
* Includes distributions paid January 31, 1994 and distributions paid December 30, 1994.
+ For fiscal years beginning on or after October 1, 1995, the fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
**  Annualized.


8  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Value Trust, Inc. ("Fund") was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 VALUATION OF INVESTMENTS:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

 TAXES:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 DISTRIBUTIONS:
     Dividend and capital gain distributions paid to Preferred Stockholders are recorded on an accrual basis and distributions paid to Common Stockholders are recorded on the ex-dividend date. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 REPURCHASE AGREEMENTS:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

INVESTMENT COMPANY CONVERTIBLE NOTES:
     The Fund issued $40,000,000 aggregate principal amount of Investment Company Convertible Notes ("Notes") on June 22, 1994. The Fund received proceeds of $38,350,000 after the deduction of the underwriting discount and offering costs incurred by the Fund in connection with the issuance of the Notes. The underwriting discount and the offering costs of $1,200,000 and $450,000, respectively, are being accreted on a straight line basis over the term of the Notes.

     The Notes, which are unsecured obligations of the Fund, mature on June 30, 2004 and bear interest payable on June 30 and December 31 of each year at the rate of 5-3/4% per annum. The Notes have an Aaa rating from Moody's Investors Service, Inc. ("Moody's").

     The Notes are convertible into shares of Common Stock of the Fund at the option of the holder, at any time prior to maturity, except during the period from the second trading day prior to the ex-dividend date through the record date unless an earlier date is selected by the Fund, and unless previously redeemed at the option of the Fund. The conversion price at June 30, 1997 is $13.19 per share. This conversion price is subject to an annual net adjustment involving an escalation of 6.75% and a reduction for the impact on net asset value per share of distributions to Common Stockholders.

     Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 300% for the Notes. In addition, the Indenture governing the Notes requires the Fund to maintain a certain discounted asset coverage for its portfolio


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  9

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

 that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's. The Fund has met these requirements since the issuance of the Notes.

     Commencing July 1, 1997, and any time thereafter prior to maturity, the Fund may, at its option, redeem the Notes in whole or in part for cash at a price equal to 100% of their principal amount, together with accrued interest thereon. Prior to July 1, 1997, the Fund had the option to redeem the Notes for cash at a price equal to 100% of their principal amount, together with accrued interest, only if a redemption was necessary for the Fund to maintain the required asset coverage for the Notes and/or continue to qualify as a regulated investment company.

     On July 1, 1999, if the average market price per $1,000 principal amount of Notes for the 45 trading days ending May 31, 1999 is less than $950, the Fund will either call all of the Notes for redemption or reset one or more of the terms of the Notes so that the market value of the Notes is at or as close as possible to par.


CAPITAL STOCK:
     On August 23, 1996, the Fund issued and sold 2,400,000 shares of its 8% Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of distributions.

     Dividends on the Cumulative Preferred Stock are payable when, as and if declared by the Board of Directors of the Fund, out of funds legally available annually on December 23 in each year to the holders of record on the preceding December 6.

     The Fund is required to allocate long-term capital gain distributions and other types of income proportionately among holders of shares of Common Stock, Preferred Stock and Noteholders (to the extent they receive constructive distributions). To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     The Fund issued shares of Common Stock as reinvestment of dividends and distributions by common stockholders totaling 1,512,360 for the year ended December 31, 1996.


INVESTMENT ADVISORY AGREEMENT:
     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) receives a fee comprised of a Basic Fee ("Basic Fee") and an adjustment to the Basic
 Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600. Prior to July 1, 1996, the Fund's investment performance was measured against the record of the Standard & Poor's 500 Composite Stock Price Index over a rolling period of 36 months. The present Investment Advisory Agreement provides that, for the 18 month period from July 1, 1996 to December 31, 1997, the monthly fee payable to Royce will be the lower of the fee calculated under it or the fee that would have been payable to Royce for the month involved under the prior investment advisory agreement.


     Beginning with the month of July 1997 and for each succeeding month under the present Agreement, the Basic Fee will be a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in the applicable performance period. The performance period for each such month will be from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 60 full calendar months, when it will become a rolling 60 month period ending with the most recent calendar month.

     The Basic Fee for each such month will be increased or decreased at the rate of 1/12 of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the S&P 600 for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, commencing with the month of July 1997, the maximum monthly fee rate as adjusted for performance will be 1/12 of 1.5% and will be payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance will be 1/12 of .5% and will be payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

     For the period from July 1, 1996 through June 30, 1997 under the present Agreement, the Basic Fee is calculated as a monthly fee equal to 1/12 of 1% of the net assets of the Fund at the end of each month in such period. The performance period relating to such period is from July 1, 1996 through June 30, 1997. The Basic Fee for such period was also subject to increase or decrease as set forth in the preceding paragraph, with the rate of such increase or decrease being applied on an annualized basis. The maximum increase or decrease in the Basic Fee for such period did not exceed .5%.


10  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE VALUE TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36 month period ending with such month is negative on an absolute basis. In the event that the Fund's investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

     For the six months ended June 30, 1997, the Fund accrued and paid Royce advisory fees totaling $802,549, which is net of $40,906 voluntarily waived by Royce.

TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:
     An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 1997.


-----------------------------------------------------------------------------------------------------
                                    Purchases                 Sales
                              ---------------------   ---------------------
                                                                               Realized      Dividend
Affiliated Company             Shares      Cost        Shares      Cost        Gain/Loss      Income
---------------------------   --------   ----------   --------   ----------   -----------   ---------
Allen Organ Company Cl. B           --           --   11,400       $460,975    $(13,540)      $45,126
General Builders                    --           --       --             --          --            --
Peerless Mfg. Co.               21,500     $215,000       --             --          --       $28,900
Sage Laboratories                   --           --       --             --          --       $10,400
-----------------------------------------------------------------------------------------------------

PURCHASES AND SALES OF INVESTMENT SECURITIES:
     For the six months ended June 30, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $74,118,131 and $52,886,167, respectively.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  11

ROYCE MICRO-CAP TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

COMMON STOCKS -- 95.2%

                                          SHARES         VALUE
                                          ------         -----
CONSUMER PRODUCTS -- 19.2%
Aldila*                                   205,300     $ 1,141,981
Bassett Furniture Industries               52,800       1,494,900
Conso Products Co.*                        53,300         652,925
Eskimo Pie Corporation                      5,000          60,625
Farmer Bros.                                5,000         635,000
Garan Incorporated                         53,200       1,070,650
Gibson Greetings*                          37,000         832,500
Golden Enterprises                         80,600         574,275
Haggar Corp.                               22,000         280,500
Johnson Worldwide Associates Cl. A*        67,100         863,912
Juno Lighting                              57,500         934,375
Justin Industries                          15,500         197,625
K-Swiss Cl. A                              27,800         437,850
Kit Manufacturing Co.*                     32,000         304,000
Kleinert's*                                14,200         243,175
Lifetime Hoan Corporation*                120,054       1,050,473
Marisa Christina*                          58,100         544,687
Matthews International Cl. A               53,000       1,934,500
Midwest Grain Products*                    67,600         895,700
Mity-Lite*                                 23,400         324,675
Nobility Homes*                             7,500          90,000
Oshkosh B'Gosh Cl. A                       65,900       1,433,325
The Rival Company                          39,000         575,250
Skyline Corporation                        32,100         790,462
The Smithfield Companies                   40,400         444,400
Steck-Vaughn Publishing*                   42,881         578,893
Thor Industries                            36,800         915,400
The Topps Company*                        226,800         949,725
Toy Biz*                                   89,700         740,025
Velcro Industries                          18,300       1,500,600
WLR Foods                                  21,110         171,519
Wellco Enterprises                         25,500         315,563
Weyco Group                                22,800       1,482,000
                                                     ------------
                                                       24,461,490
                                                     ------------
CONSUMER SERVICES -- 1.5%
Cornell Corrections                        61,200       1,009,800
Jenny Craig*                               84,700         587,606
IHOP Corp.*                                10,000         310,000
                                                     ------------
                                                        1,907,406
                                                     ------------
FINANCIAL INTERMEDIARIES -- 11.3%
ALLIED Life Financial                      43,600         861,100
BHI Corporation                            29,400         646,800
Baldwin & Lyons Cl. B                      28,024         634,043
Capitol Transamerica                       32,265         879,221
Desert Community Bank                      26,300         496,412
Gryphon Holdings*                          38,200         592,100
Hanmi Bank*                                 5,209          83,995
Independence Holding Company               35,800         360,238
Intercargo Corporation                     38,600         453,550
Iron and Glass Bancorp                     17,000         697,000
Lawyers Title                              32,900         620,987
Medical Assurance*                         18,349         745,428
NYMAGIC                                    20,000         412,500
Nobel Insurance                            87,700       1,304,538
Oriental Financial Group                   27,000         762,750
PXRE Corporation                           62,364       1,917,693


                                          SHARES         VALUE
                                          ------         -----
Pennsylvania Manufacturers Cl. A           56,609     $   877,440
Piper Jaffray Companies                    14,400         295,200
Resurgence Properties                      98,000         698,250
Titan Holdings                             17,676         419,805
Trenwick Group                             16,650         624,375
                                                     ------------
                                                       14,383,425
                                                     ------------
FINANCIAL SERVICES -- 5.8%
E.W. Blanch Holdings                       48,200       1,286,337
Duff & Phelps Credit Rating                54,900       1,667,588
Eaton Vance Corp.                          37,200       1,034,625
Hilb, Rogal & Hamilton                     50,300         855,100
Investors Financial Services                8,045         382,138
Old Guard Group                            66,300         998,644
Phoenix Duff & Phelps                     156,000       1,150,500
                                                     ------------
                                                        7,374,932
                                                     ------------
HEALTH -- 0.8%
Hauser*                                    26,800         144,050
Nitinol Medical Technologies*              63,600         961,950
                                                     ------------
                                                        1,106,000
                                                     ------------
INDUSTRIAL PRODUCTS -- 21.2%
AFC Cable Systems*                         15,800         426,600
American Buildings Company*                35,700         963,900
American Filtrona                          24,600       1,008,600
[dbldag] Art's-Way Manufacturing*          69,000         534,750
Ash Grove Cement Company                   20,000       1,200,000
Atchison Casting*                          40,000         665,000
BHA Group                                  54,021         999,388
Blessings Corporation                      48,800         506,300
CFC International*                         78,200         762,450
Carbo Ceramics                             36,700       1,000,075
Chemfab Corporation*                       80,700       1,694,700
Curtiss-Wright Corporation                 17,500       1,019,375
DeVlieg-Bullard*                           62,500         214,844
Fab Industries                             42,500       1,330,781
Falcon Products                            55,000         739,062
Hawkins Chemical                          102,067         842,053
C. H. Heist*                               42,000         280,875
International Aluminum                     19,300         511,450
LSI Industries                             25,900         349,650
Liqui-Box Corporation                      15,000         506,250
MacDermid                                  13,577         622,845
Paul Mueller Company                       16,650         634,781
Myers Industries                           47,900         808,312
NN Ball and Roller                         65,600         820,000
Oshkosh Truck Corporation Cl. B            47,100         671,175
Peerless Mfg. Co.                          31,600         339,700
Penn Engineering and
 Manufacturing                             54,700       1,073,488
Penn Engineering and
 Manufacturing Cl. A                       11,900         227,587
Pioneer Metals*                             1,570         392,500
Puerto Rican Cement Company                26,500         862,906
Simpson Manufacturing Co.*                 56,500       1,497,250
Special Metals Corporation                 33,000         643,500
Synalloy Corporation                       56,800       1,001,100
Thermal Industries*                        58,700         880,500
Todd Shipyards Corporation*                38,200         157,575

12  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                                 SHARES         VALUE
                                                 ------         -----
INDUSTRIAL PRODUCTS -- (continued)
Versa Technologies                               37,900     $    596,925
Vertex Communications*                           10,000          267,500
                                                           -------------
                                                              27,053,747
                                                           -------------
INDUSTRIAL SERVICES -- 12.9%
Aceto Corporation                                34,250          500,906
AirNet Systems*                                  71,200        1,165,900
Guy F. Atkinson Company*                         85,200          595,069
Circle International Group                       18,500          487,938
Dailey Petroleum Services                        48,400          326,700
Devcon International*                            80,100          370,463
Devon Group*                                      7,500          268,125
Ennis Business Forms                             58,100          559,212
Frozen Food Express Industries                  136,500        1,177,313
Insituform Technologies Cl. A*                   87,400          535,325
Jaco Electronics*                                21,600          155,250
Kenan Transport                                  24,800          505,300
Lufkin Industries                                28,300          742,875
Merrill Corporation                              20,400          742,050
New England Business Service                     60,300        1,586,644
Plenum Publishing Corporation                    22,100          850,850
Queen City Investments*                             948          322,320
Rush Enterprises*                                73,200          457,500
Sevenson Environmental Services                  78,200        1,524,900
Standard Commercial*                             62,022        1,077,632
Vallen Corporation*                              55,500        1,012,875
Willbros Group*                                  92,900        1,474,788
                                                           -------------
                                                              16,439,935
                                                           -------------
NATURAL RESOURCES -- 2.9%
Alamco*                                          16,400          252,150
Alico                                             5,200          102,050
FRP Properties*                                  27,700          747,900
Florida Rock Industries                          45,800        1,860,625
MK Gold Company*                                101,600          158,750
PetroCorp Incorporated*                          70,500          616,875
                                                           -------------
                                                               3,738,350
                                                           -------------
RETAIL -- 4.7%
Brookstone*                                      33,000          280,500
The Buckle*                                      10,700          246,100
Catherines Stores Corporation*                  147,400          552,750
Cato Corporation Cl. A                          103,700          563,869
Chico's FAS*                                     59,400          315,562
The Dress Barn*                                  41,900          817,050
Lillian Vernon                                   24,900          420,187
Ruby Tuesday*                                    31,000          695,563
Sterling Electronics*                            22,800          290,700
Suzy Shier                                      156,800        1,021,905



                                                 SHARES         VALUE
                                                 ------         -----
RETAIL -- (continued)
Urban Outfitters*                                60,000     $    840,000
                                                           -------------
                                                               6,044,186
                                                           -------------
TECHNOLOGY -- 9.8%
BGS Systems, Inc.                                43,000        1,182,500
CEM Corporation*                                 75,700          652,912
CSP*                                             78,400          583,100
Cerprobe Corporation*                            28,500          370,500
Control Devices                                  50,000          637,500
DH Technology*                                   88,000        1,430,000
Figgie International Cl. B*                      21,300          268,913
Giga-tronics*                                    40,482          283,374
ILC Technology*                                  98,800        1,062,100
Integral Systems*                                15,400          504,350
Kronos*                                          15,000          412,500
Landauer                                         44,400        1,029,525
Modern Controls                                  24,600          332,100
Newport Corporation                              60,300          678,375
PCD*                                             40,000          700,000
Praegitzer Industries*                           35,000          389,375
Richardson Electronics                          123,500        1,026,594
Sage Laboratories                                14,500          184,875
Woodhead Industries                              40,000          755,000
                                                           -------------
                                                              12,483,593
                                                           -------------
UTILITIES -- 0.2%
Southwest Water Company                          18,104          221,774
                                                           -------------
MISCELLANEOUS -- 4.9%                                          6,286,237
                                                           -------------
TOTAL COMMON STOCKS
 (Cost $92,892,348)                                          121,501,075
                                                           -------------
REPURCHASE AGREEMENT -- 3.9%
State Street Bank & Trust Company, 5.15%
 dated 6/30/97, due 07/01/97, maturity
 value $5,000,715 (collateralized by U.S.
 Treasury Notes, 6.0% due 5/31/98, valued at
 $5,100,197)
 (Cost $5,000,000)                                             5,000,000
                                                           -------------
TOTAL INVESTMENTS -- 99.1%
 (Cost $97,892,348)                                          126,501,075

CASH AND OTHER ASSETS LESS
 LIABILITIES -- 0.9%                                           1,139,392
                                                           -------------
NET ASSETS -- 100.0%                                        $127,640,467
                                                           =============

--------------------------------------------------------------------------------
*         Non-income producing.

[dbldag] At June 30, 1997, the Fund owned 5% or more of the Company's outstanding shares thereby making the Company an affiliated person as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $97,892,348. At June 30, 1997, net unrealized appreciation for all securities amounted to $28,608,727, consisting of aggregate gross unrealized appreciation of $31,166,056 and aggregate gross unrealized depreciation of $2,557,329.


                  The accompanying notes are an integral part
                          of the financial statements.

                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  13

ROYCE MICRO-CAP TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                   JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------


ASSETS:
Investments at value (identified cost $92,892,348)             $121,501,075
Repurchase agreement (at cost and value)                          5,000,000
Cash                                                                883,375
Receivable for investments sold                                     506,550
Receivable for dividends and interest                                97,182
Prepaid expenses and other assets                                    60,247
---------------------------------------------------------------------------
 Total Assets                                                   128,048,429
---------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                   291,450
Payable for investment advisory fees                                 41,452
Payable for administration fees                                       9,286
Accrued expenses                                                     65,774
---------------------------------------------------------------------------
 Total Liabilities                                                  407,962
---------------------------------------------------------------------------
 Net Assets                                                    $127,640,467
===========================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income                            $    447,013
Accumulated net realized gain on investments                     10,461,552
Net unrealized appreciation on investments                       28,608,727
Capital stock                                                        12,154
Additional paid-in capital                                       88,111,021
---------------------------------------------------------------------------
 Net Assets                                                    $127,640,467
===========================================================================
PRICING OF SHARES:
Net asset value per share                                           $10.50
 ($127,640,467 [divided by] 12,153,511 shares outstanding)
===========================================================================


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------

                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                   JUNE 30, 1997        DECEMBER 31,
                                                                    (UNAUDITED)            1996
INVESTMENT OPERATIONS:                                            ---------------     --------------
 Net investment income                                             $    599,621       $    947,752
 Net realized gain on investments                                     5,751,659         12,128,883
 Net change in unrealized appreciation on investments                 7,336,165          2,989,227
----------------------------------------------------------------  --------------      ------------
 Net increase in net assets from investment operations               13,687,445         16,065,862
----------------------------------------------------------------  --------------      ------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                                       --         (1,125,801)
 Net realized gain on investments                                            --         (7,880,607)
----------------------------------------------------------------  --------------      ------------
 Total dividends and distributions                                           --         (9,006,408)
----------------------------------------------------------------  --------------      ------------
CAPITAL STOCK TRANSACTIONS:
 Dividend and distribution reinvestment                                      --          6,828,202
----------------------------------------------------------------  --------------      ------------
NET INCREASE IN NET ASSETS                                           13,687,445         13,887,656

NET ASSETS:
 Beginning of period                                                113,953,022        100,065,366
----------------------------------------------------------------  --------------      ------------
 End of period (Including undistributed net investment
  income of $447,013 at June 30, 1997 and distributions
  in excess of net investment income of $152,608 at
  December 31, 1996)                                               $127,640,467       $113,953,022
================================================================  ==============      ============

    The accompanying notes are an integral part of the financial statements.


14  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
 Dividends                                                  $   920,087
 Interest                                                       177,704
-----------------------------------------------------      ------------
  Total Income                                                1,097,791
------------------------------------------------------     ------------
EXPENSES:
 Investment advisory fees                                       240,253
 Administration fees                                             54,044
 Custodian and transfer agent fees                               40,560
 Administrative and office facilities expenses                   38,842
 Professional fees                                               15,725
 Directors' fees                                                  9,541
 Other expenses                                                  99,205
------------------------------------------------------     ------------
  Total Expenses                                                498,170
------------------------------------------------------     ------------
  Net Investment Income                                         599,621
------------------------------------------------------     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                              5,751,659
Net change in unrealized appreciation on investments          7,336,165
------------------------------------------------------     ------------
Net realized and unrealized gain on investments              13,087,824
------------------------------------------------------     ------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS       $13,687,445
======================================================     ============

    The accompanying notes are an integral part of the financial statements.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  15

ROYCE MICRO-CAP TRUST, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
-------------------------------------------------------------------------------

                                                     SIX MONTHS
                                                       ENDED                                               FOR THE PERIOD
                                                   JUNE 30, 1997          YEAR ENDED DECEMBER 31,        DECEMBER 14, 1993*
                                                   --------------- -------------------------------------      THROUGH
                                                    (UNAUDITED)       1996         1995         1994     DECEMBER 31, 1993
                                                   --------------- ------------ ------------ ----------- ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $9.38           $8.89        $7.58         $7.27         $7.25
-----------------------------------------------   --------        --------     --------       -------       -------
INVESTMENT OPERATIONS:
 Net investment income                                0.05            0.09         0.02          0.01            --
 Net realized and unrealized gain on investments      1.07            1.32         1.69          0.41          0.02
-----------------------------------------------   --------        --------     --------       -------       -------
  Total from investment operations                    1.12            1.41         1.71          0.42          0.02
-----------------------------------------------   --------        --------     --------       -------       -------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                  --           (0.10)       (0.02)        (0.02)           --
 Net realized gain on investments                       --           (0.70)       (0.34)        (0.03)           --
-----------------------------------------------   --------        --------     --------       -------       -------
  Total dividends and distributions                     --           (0.80)       (0.36)        (0.05)           --
-----------------------------------------------   --------        --------     --------       -------       -------
CAPITAL STOCK TRANSACTIONS:
 Effect of rights offering                              --              --           --         (0.06)           --
 Effect of reinvestment of distributions                --           (0.12)       (0.04)           --            --
-----------------------------------------------   --------        --------     --------       -------       -------
  Total capital stock transactions                      --           (0.12)       (0.04)        (0.06)           --
-----------------------------------------------   --------        --------     --------       -------       -------
NET ASSET VALUE, END OF PERIOD                      $10.50           $9.38        $8.89         $7.58         $7.27
===============================================   ========        ========     ========       =======       =======
MARKET VALUE, END OF PERIOD                         $8.984           $8.25        $8.00         $7.00         $7.50
===============================================   ========        ========     ========       =======       =======
TOTAL RETURN (A):
 Net Asset Value                                      11.9%           16.6%        22.9%          6.0%          0.3%
 Market Value                                          8.9%           13.9%        19.8%         (5.1)%         0.0%
RATIOS BASED ON AVERAGE NET ASSETS:
Total expenses                                        0.86%**         0.85%        1.36%         1.88%         1.92%(b)**
 Management fee expense                               0.41%**         0.47%        0.77%         1.20%         0.00%
 Other operating expenses                             0.45%**         0.38%        0.59%         0.68%         1.92%(b)**
Net investment income (loss)                          1.03%**         0.88%        0.26%         0.21%        (0.06)%**
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)           $127,640        $113,953     $100,065       $82,534       $71,126
Portfolio Turnover Rate                                 18%             51%          51%           23%            0%
Average Commission Rate Paid+                       $0.0597         $0.0485           --            --            --


--------------------------------------------------------------------------
*   Commencement of operations.
**  Annualized.
(a) The Net Asset Value and Market Value total returns assume a continuous stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
(b) Presented after waiver by the Investment Adviser and Administrator. For the period ended December 31, 1993, the ratio of expenses to average net assets would have been 2.12%, absent such waivers.
+ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.


16  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Micro-Cap Trust, Inc. ("Fund"), is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 and was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

 VALUATION OF INVESTMENTS:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

 TAXES:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 DISTRIBUTIONS:
     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 REPURCHASE AGREEMENTS:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreement. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

 ORGANIZATIONAL EXPENSES:
     Costs of $70,000 incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five year period from the date the Fund commenced operations.

INVESTMENT ADVISORY AGREEMENT:

     As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) receives a fee comprised of a basic fee ("Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 Index for certain prescribed performance periods, as described below.

     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in a period consisting of the rolling 36 months ending with such month. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36 month period ending with such month.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  17

ROYCE MICRO-CAP TRUST, INC.
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------

     The Basic Fee for each such month may be increased or decreased at the rate of 1/12 of .5% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Russell 2000 Index for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 Index by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 Index exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

     In order to avoid the impact of short-term differences between the investment performance of the Fund and the record of the Russell 2000 Index, Royce will not collect any accrued portion of the Basic Fee, as adjusted for performance, in excess of .5% until January 1998.

     The present Investment Advisory Agreement replaced a similar investment advisory agreement between the Fund and Royce, under which the Fund's investment performance was measured against the record of the Nasdaq Composite over a rolling period of up to 36 months. The present Investment Advisory Agreement provides that, for the 18 month period from January 1, 1997 to June 30, 1998, the monthly fee payble to Royce will be the lower of the fee calculated under such Agreement or the fee that would have been payable to Royce for the month involved under the prior agreement.

     For the six months ended June 30, 1997, the Fund paid Royce advisory fees totaling $240,253.

ADMINISTRATION AGREEMENT:
     Under the Administration Agreement with the Fund, Mitchell Hutchins Asset Management Inc. (the "Administrator") serves as the Administrator. In accordance with the Administration Agreement, the Administrator performs or assists in certain aspects of the Fund's operations. As compensation for its services, the Administrator is paid an annual fee, payable monthly, of $50,000 plus 0.05% on the first $125 million of the Fund's average daily net assets, and 0.03% of average daily net assets exceeding $125 million.

CAPITAL STOCK:
     At June 30, 1997, there were 150,000,000 shares of common stock, $0.001 par value, authorized. There were no capital stock transactions for the six months ended June 30, 1997. Capital stock transactions were as follows:

                                                      Six months ended
                                                        June 30, 1997            Year ended
                                                         (unaudited)          December 31, 1996
                                                     -------------------   -----------------------
                                                      Shares     Amount     Shares       Amount
                                                     --------   --------   ---------   -----------
          Dividend and distribution reinvestment      --         --         895,501     $6,828,202

     On July 2, 1997, the Fund issued 1,600,000 shares of 7.75% Cumulative Preferred Stock at $25 per share. The Shares are listed on the American Stock Exchange and began trading on July 10, 1997.

TRANSACTIONS IN SHARES OF AFFILIATED COMPANIES:
     An "Affiliated Company", as defined in the Investment Company Act of 1940 is a company in which the Fund owns at least 5% of the company's outstanding voting securities. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 1997.


                                  Purchases               Sales
                            ---------------------   -----------------   Realized
Affiliated Company             Shares     Cost       Shares     Cost    Gain/Loss    Dividend Income
-------------------------   --------   ----------   --------   ------   ----------   ----------------
Art's-Way Manufacturing     45,000     $264,375      --         --        --          --

PURCHASES AND SALES OF INVESTMENT SECURITIES:
     For the six months ended June 30, 1997, the cost of purchases and the proceeds from the sales of investment securities, other than short-term securities, amounted to $24,896,746 and $19,735,636, respectively.


18  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

COMMON STOCKS -- 83.0%

                                           SHARES         VALUE
                                           ------         -----
CONSUMER PRODUCTS -- 10.7%
Coca-Cola FEMSA ADR                         6,000     $   309,750
Johnson Worldwide Associates Cl. A*        43,700         562,638
Lazare Kaplan International*               52,800         884,400
Oakley*                                    45,000         632,812
Semi-Tech Corporation Cl. A               177,500         388,281
The Topps Company*                        163,400         684,238
Universal Corporation                      20,000         635,000
Velcro Industries                          16,200       1,328,400
                                                     ------------
                                                        5,425,519
                                                     ------------
CONSUMER SERVICES -- 4.6%
Groupe AB ADR                              64,000         544,000
Grupo Televisa GDR*                        10,000         303,750
International Dairy Queen Cl. A*           35,000         840,000
Ryanair Holdings ADR                       20,000         542,500
True North Communications                   5,000         123,750
                                                     ------------
                                                        2,354,000
                                                     ------------
FINANCIAL INTERMEDIARIES -- 8.7%
BHI                                        32,400         712,800
Barclays ADR                                2,000         158,500
Leucadia National Corporation              39,200       1,212,750
Oriental Financial Group                    5,000         141,250
PXRE Corporation                           36,000       1,107,000
Trenwick Group                             28,650       1,074,375
                                                     ------------
                                                        4,406,675
                                                     ------------
FINANCIAL SERVICES -- 10.6%
Amvescap ADR                                5,000         291,250
E.W. Blanch Holdings                       12,000         320,250
Duff & Phelps Credit Rating                10,000         303,750
Arthur J. Gallagher & Co.                   5,000         188,750
Lexington Global Asset Managers*           11,300          77,687
MacKenzie Financial                        45,700         936,136
Phoenix Duff & Phelps                      20,000         147,500
The Pioneer Group                          48,000       1,104,000
Wellington Underwriting                   515,770         936,214
Willis Corroon Group ADR                   96,400       1,078,475
                                                     ------------
                                                        5,384,012
                                                     ------------
HEALTH -- 3.3%
Haemonetics Corporation*                   43,800         837,675
Marquette Medical Systems*                 37,500         825,000
                                                     ------------
                                                        1,662,675
                                                     ------------
INDUSTRIAL PRODUCTS -- 14.1%
BHA Group                                   4,730          87,505
Carbo Ceramics                             32,000         872,000
Kaydon Corporation                         14,500         719,563
The Lincoln Electric Company Cl. A         10,000         382,500
Mercer International                       50,500         479,750
Nordson Corporation                         8,700         558,975


                                           SHARES         VALUE
                                           ------         -----
Penn Engineering and
 Manufacturing Cl. A                       32,800     $   627,300
Puerto Rican Cement Company                20,000         651,250
Schweitzer-Mauduit International            1,500          56,250
Shorewood Packaging*                       20,000         455,000
Simpson Manufacturing Co.*                 16,600         439,900
Tecumseh Products Company Cl. B            10,400         586,300
Unifi                                      18,500         691,437
Woodward Governor Company                  16,000         576,000
                                                     ------------
                                                        7,183,730
                                                     ------------
INDUSTRIAL SERVICES -- 15.8%
APT Satellite Holdings ADR                 10,000         126,250
Air Express International                   7,000         278,250
Circle International Group                 10,600         279,575
Cordiant ADR                               22,800         141,075
DIMON Incorporated                         30,500         808,250
Elamex*                                     5,000          48,750
Insituform Technologies Cl. A*             27,000         165,375
Morrison Knudsen*                          67,400         918,325
The Olsten Corporation                     35,000         680,313
Peak International                         62,500         750,000
Pittston Burlington Group                  29,000         815,625
Standard Commercial*                       43,531         756,351
Stone & Webster                            29,200       1,246,475
Willbros Group*                            65,800       1,044,575
                                                     ------------
                                                        8,059,189
                                                     ------------
NATURAL RESOURCES -- 2.4%
Denbury Resources*                         40,200         673,350
Dreco Energy Services Cl. A*                5,000         262,500
MK Gold Company*                          203,500         317,969
                                                     ------------
                                                        1,253,819
                                                     ------------
RETAIL -- 8.0%
Amway Asia Pacific                          2,000          87,250
Amway Japan ADR                            17,100         296,044
Sotheby's Holdings Cl. A                   44,300         747,563
Stanhome                                   40,200       1,321,575
Suzy Shier                                127,800         832,905
The Talbots                                22,500         765,000
                                                     ------------
                                                        4,050,337
                                                     ------------
TECHNOLOGY -- 4.8%
CEM Corporation*                           46,400         400,200
Industri-Matematik International            7,000         113,750
Marshall Industries*                       34,300       1,277,675
National Computer Systems                  24,600         654,975
                                                     ------------
                                                        2,446,600
                                                     ------------
TOTAL COMMON STOCKS
 (Cost $36,566,170)                                    42,226,556
                                                     ------------


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  19

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                               JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                                      VALUE
                                                     ------
CORPORATE BOND -- 1.6%
International Semi-Tech, principal
 amount $1,325,000, 11.50%
 Sr. Disc. Note due 8/15/03
 (Cost $814,375)                                     $   791,687
                                                    ------------
U.S. TREASURY OBLIGATION -- 7.9%
U.S. Treasury Notes, principal
 amount $4,000,000, 6.00%
 due 11/30/97
 (Cost $3,985,646)                                     4,006,880
                                                    ------------


                                                      VALUE
                                                     ------
TOTAL INVESTMENTS -- 92.5%
 (Cost $41,366,191)                                  $47,025,123
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 7.5%                                   3,814,170
                                                    ------------
NET ASSETS -- 100.0%                                 $50,839,293
                                                    ============

-------------------------------------------------------------------------

*  Non-income producing.

The abbreviations ADR and GDR refer to American Depository Receipt and Global Depository Receipt, respectively.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $41,366,191. At June 30, 1997, net unrealized appreciation for all securities amounted to $5,658,932, consisting of aggregate gross unrealized appreciation of $6,715,211 and aggregate gross unrealized depreciation of $1,056,279.

    The accompanying notes are an integral part of the financial statements.

20  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                   JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------


ASSETS:
Investments at value (identified cost $41,366,191)                                    $47,025,123
Cash                                                                                      311,151
Receivable for investments sold                                                         4,151,898
Receivable for dividends and interest                                                      81,621
Prepaid expenses and other assets                                                           6,966
----------------------------------------------------------------------------------    ------------
 Total Assets                                                                          51,576,759
----------------------------------------------------------------------------------    ------------
LIABILITIES:
Payable for investments purchased                                                         687,910
Accrued expenses                                                                           49,556
----------------------------------------------------------------------------------    ------------
 Total Liabilities                                                                        737,466
----------------------------------------------------------------------------------    ------------
 Net Assets                                                                           $50,839,293
==================================================================================    ============
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                                   $ 1,191,440
Accumulated net realized gain on investments and foreign currency                       3,995,308
Net unrealized appreciation on investments and foreign currency                         5,658,983
Capital Stock                                                                              79,984
Additional paid-in capital                                                             39,913,578
----------------------------------------------------------------------------------    ------------
 Net Assets                                                                           $50,839,293
==================================================================================    ============
PRICING OF SHARES:
Net asset value per share ($50,839,293 [divided by] 7,998,419 shares outstanding)           $6.36
==================================================================================    ============


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                           ===================================
                                                                                           SIX MONTHS ENDED     YEAR ENDED
                                                                                             JUNE 30, 1997     DECEMBER 31,
                                                                                              (UNAUDITED)          1996
INVESTMENT OPERATIONS:                                                                     ------------------ ----------------
 Net investment income                                                                        $   357,665        $   760,943
 Net realized gain on investments and foreign currency                                          1,932,778          3,733,788
 Net change in unrealized appreciation on investments and foreign currency                      4,394,552         (1,218,086)
-----------------------------------------------------------------------------------------     ------------     -------------
 Net increase in net assets from investment operations                                          6,684,995          3,276,645
-----------------------------------------------------------------------------------------     ------------     -------------
CAPITAL STOCK TRANSACTIONS:
 Common Stock repurchased                                                                              --           (507,185)
-----------------------------------------------------------------------------------------     ------------     -------------
NET INCREASE IN NET ASSETS                                                                      6,684,995          2,769,460
NET ASSETS:
 Beginning of period                                                                           44,154,298         41,384,838
-----------------------------------------------------------------------------------------     ------------     -------------
 End of period (including undistributed net investment income of $1,191,440 and $833,775,
  respectively)                                                                               $50,839,293        $44,154,298
=========================================================================================     ===========      =============

   The accompanying notes are an integral part of the financial statements.

                                 THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  21

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS              SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
 Dividends                                                      $284,634
 Interest                                                        218,034
-----------------------------------------------------------   ----------
  Total Income                                                   502,668
-----------------------------------------------------------   ----------
EXPENSES:
 Investment advisory fees                                        226,989
 Professional fees                                                48,694
 Custodian and transfer agent fees                                25,049
 Administrative and office facilities expenses                    15,126
 Directors' fees                                                  13,012
 Other expenses                                                   43,122
-----------------------------------------------------------   ----------
  Total Expenses                                                 371,992
  Fees Waived by Investment Adviser                             (226,989)
-----------------------------------------------------------   ----------
  Net Expenses                                                   145,003
-----------------------------------------------------------   ----------
  Net Investment Income                                          357,665
-----------------------------------------------------------   ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY:
Net realized gain on investments and foreign currency          1,932,778
Net change in unrealized appreciation on investments and
 foreign currency                                              4,394,552
-----------------------------------------------------------   ----------
Net realized and unrealized gain on investments and
 foreign currency                                              6,327,330
-----------------------------------------------------------   ----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS         $6,684,995
===========================================================   ==========

   The accompanying notes are an integral part of the financial statements.

22  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.
-------------------------------------------------------------------------------

                                                                 SIX MONTHS
                                                                   ENDED
                                                               JUNE 30, 1997
                                                               --------------
                                                                (UNAUDITED)
                                                               --------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $5.52
-------------------------------------------------------------     ---------
INVESTMENT OPERATIONS:
 Net investment income                                               0.04
 Net realized and unrealized gain on investments and foreign
 currency                                                            0.80
------------------------------------------------------------      ---------
 Total from investment operations                                    0.84
-------------------------------------------------------------     ---------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                               --
 Net realized gain on investments and foreign currency               --
 Other sources                                                       --
-------------------------------------------------------------     ---------
 Total dividends and distributions                                   --
-------------------------------------------------------------     ---------
CAPITAL STOCK TRANSACTIONS:                                          --
-------------------------------------------------------------     ---------
NET ASSET VALUE, END OF PERIOD                                      $6.36
=============================================================     =========
MARKET VALUE, END OF PERIOD                                         $5.00
=============================================================     =========
TOTAL RETURN (a):
 Net Asset Value                                                     15.2%
 Market Value                                                         8.8%
RATIOS BASED ON AVERAGE NET ASSETS:
Total expenses (b)                                                   0.64%*
 Management fee expense                                              0.00%*
 Other operating expenses                                            0.64%*
Net investment income                                                1.58%*
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                          $50,839
Portfolio Turnover Rate                                                34%
Average Commission Rate Paid+                                     $0.0623

                                                                                YEARS ENDED DECEMBER 31,
                                                               -----------------------------------------------------------
                                                                  1996        1995        1994        1993        1992
                                                               ----------- ----------- ----------- ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $5.09       $4.70       $5.24       $4.99       $6.01
-------------------------------------------------------------   -------     -------    ---------    -------     -------
INVESTMENT OPERATIONS:
 Net investment income                                             0.06        0.13        0.19        0.04        0.04
 Net realized and unrealized gain on investments and foreign
 currency                                                          0.35        0.36       (0.62)       0.46       (0.64)
------------------------------------------------------------    -------     -------    ---------    -------     -------
 Total from investment operations                                  0.41        0.49       (0.43)       0.50       (0.60)
-------------------------------------------------------------   -------     -------    ---------    -------     -------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income                                             --         (0.16)      (0.11)      (0.03)      (0.02)
 Net realized gain on investments and foreign currency             --         (0.01)       --         (0.22)      (0.05)
 Other sources                                                     --          --          --          --         (0.35)
-------------------------------------------------------------   -------     -------    ---------    -------     -------
 Total dividends and distributions                                 --         (0.17)      (0.11)      (0.25)      (0.42)
-------------------------------------------------------------   -------     -------    ---------    -------     -------
CAPITAL STOCK TRANSACTIONS:                                        0.02        0.07        --          --          --
-------------------------------------------------------------   -------     -------    ---------    -------     -------
NET ASSET VALUE, END OF PERIOD                                    $5.52       $5.09       $4.70       $5.24       $4.99
=============================================================   =======     =======    =========    =======     =======
MARKET VALUE, END OF PERIOD                                       $4.59       $4.19       $3.56       $4.31       $4.06
=============================================================   =======     =======    =========    =======     =======
TOTAL RETURN (a):
 Net Asset Value                                                   --          --          --          --          --
 Market Value                                                       9.6%       22.3%      (17.4)%       9.3%       (3.3)%
RATIOS BASED ON AVERAGE NET ASSETS:
Total expenses (b)                                                 1.91%       2.14%       2.27%       2.43%       2.21%
 Management fee expense                                            0.83%       1.00%       1.00%       1.00%       1.00%
 Other operating expenses                                          1.08%       1.14%       1.27%       1.43%       1.21%
Net investment income                                              1.80%       2.80%       3.81%       0.74%       0.67%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)                        $44,154     $41,385    $ 41,106     $45,839     $43,615
Portfolio Turnover Rate                                             159%        76%         483%        445%        267%
Average Commission Rate Paid+                                   $0.0396        --          --          --          --

-------------------------------------------------------------------------------
(a) The Net Asset Value and Market Value Total Returns assume a continuous stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in primary rights offerings.
(b) Expense ratios are shown after fee waivers by the investment adviser. for the periods ended June 30, 1997 and December 31, 1996, the expense ratios before the waivers would have been 1.64% and 2.08%, respectively.
+ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
*   Annualized.
                                THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  23

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     Royce Global Trust, Inc. ("Fund"), formerly named All Seasons Global Fund, Inc., is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on March 2, 1988.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 VALUATION OF INVESTMENTS:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 FOREIGN CURRENCY:
     The Fund does not isolate that portion of the results of operations which result from changes in foreign exchange rates on investments from the portion arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains and losses on investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal year end, as a result of changes in the exchange rates.

 INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

 TAXES:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information".

 DISTRIBUTIONS:
     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 REPURCHASE AGREEMENTS:
     The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreement. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

24  |  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997

ROYCE GLOBAL TRUST, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
-------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT:
     The Investment Advisory Agreement between Royce & Associates, Inc. ("Royce") (formerly Quest Advisory Corp.) and the Fund, provides for fees at an annual rate of 1.0% of the average daily net assets of the Fund. For the six months ended June 30, 1997, Royce waived the total advisory fee of $226,989. Royce has voluntarily committed to waive its fee until the Fund's market price has closed on the Nasdaq National Market at or above $5.28, the Net Asset Value per share of the Fund on October 31, 1996.

CAPITAL STOCK:
     For the year ended December 31, 1996, the Fund repurchased 125,038 of common stock at an average market price per share of $4.02 and a weighted average discount from net asset value of 22.5% per share. The cost of the repurchased shares was $507,185.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
     For the six months ended June 30, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $18,484,787 and $14,473,579, respectively.


                                  THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997  |  25

STOCKHOLDER MEETING RESULTS
--------------------------------------------------------------------------

--------------------------------------------------------------------------

                            ROYCE VALUE TRUST, INC.

     At the 1997 Annual Meeting of Stockholders held on April 29, 1997, the Fund's stockholders approved: (i) the election of the board of directors, consisting of (a) Charles M. Royce, (b) Thomas R. Ebright, (c) Richard M. Galkin, (d) Stephen L. Isaacs, and (e) David L. Meister; (ii) two changes in the Fund's fundamental investment policies; and (iii) the selection of accountants.



            Common Stock     Common Stock      Common Stock
            and Preferred    and Preferred    and Preferred
            Stock Voting     Stock Voting      Stock Voting     Preferred Stock    Preferred Stock   Preferred Stock
            Together As A    Together As A    Together As A       Voting As A        Voting As A       Voting As A
           Single Class -   Single Class -    Single Class -   Separate Class -   Separate Class -   Separate Class -
              Votes For      Votes Against   Votes Abstained       Votes for        Votes Against    Votes Abstained
           ---------------- ---------------- ----------------- ------------------ ------------------ -----------------
(i) (a)     17,007,810          N/A            363,762              N/A                N/A               N/A
    (b)        N/A              N/A              N/A             1,443,040             N/A              24,891
    (c)     16,862,027          N/A            509,545              N/A                N/A               N/A
    (d)     16,856,202          N/A            515,371              N/A                N/A               N/A
    (e)        N/A              N/A              N/A             1,440,040             N/A              27,891
(ii)        12,873,207        3,314,233        520,986           1,290,662           37,905             30,676
(iii)       16,969,108          85,093         317,371              N/A                N/A               N/A

                          ROYCE MICRO-CAP TRUST, INC.

     At the 1997 Annual Meeting of Stockholders held on April 29, 1997, the Fund's stockholders approved: (i) the election of the board of directors, consisting of (a) Charles M. Royce, (b) Thomas R. Ebright, (c) Richard M. Galkin, (d) Stephen L. Isaacs, and (e) David L. Meister; (ii) a change in the Fund's fundamental investment policies; and (iii) the selection of accountants.





             Votes Cast For     Votes Cast Against     Votes Abstained
             ----------------   --------------------   ----------------
(i) (a)        7,307,536             N/A                   176,377
    (b)        7,267,131             N/A                   216,782
    (c)        7,268,524             N/A                   215,390
    (d)        7,265,182             N/A                   218,732
    (e)        7,266,434             N/A                   217,480
(ii)           5,311,945            377,522                188,611
(iii)          7,318,682            46,819                 118,413

                           ROYCE GLOBAL TRUST, INC.

     At the 1997 Annual Meeting of Stockholders held on May 13, 1997, the Fund's stockholders approved: (i) the election of the board of directors, consisting of (a) Charles M. Royce, (b) Richard M. Galkin, (c) Stephen L. Isaacs, and (d) David L. Meister; and (ii) the selection of accountants.




             Votes Cast For     Votes Cast Against     Votes Abstained
             ----------------   --------------------   ----------------
(i) (a)        5,712,170               N/A                1,133,724
    (b)        5,707,810               N/A                1,138,084
    (c)        5,703,480               N/A                1,142,414
    (d)        5,705,541               N/A                1,140,353
(ii)           6,756,112              60,658                29,124

26  |   THE ROYCE FUNDS SEMI-ANNUAL REPORT 1997